                                               Filed Pursuant to Rule 497(b)
                                               Registration File No.: 333-107647


                          MORGAN STANLEY EQUITY FUND

                          1221 AVENUE OF THE AMERICAS
                              NEW YORK, NY 10020
                                (800) 869-NEWS


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD DECEMBER 16, 2003


TO THE SHAREHOLDERS OF MORGAN STANLEY EQUITY FUND

     Notice is hereby given of a Special Meeting of the Shareholders of Morgan Stanley Equity Fund ("Equity") to be held in Room 209, 2nd Floor, 1221 Avenue of the Americas, New York, NY 10020, at 9:00 A.M., New York time, on December 16, 2003, and any adjournments thereof (the "Meeting"), for the following purposes:

1. To consider and vote upon an Agreement and Plan of Reorganization, dated July 31, 2003 (the "Reorganization Agreement"), between Equity and Morgan Stanley Dividend Growth Securities Inc. ("Dividend Growth"), pursuant to which substantially all of the assets of Equity would be combined with those of Dividend Growth and shareholders of Equity would become shareholders of Dividend Growth receiving shares of Dividend Growth with a value equal to the value of their holdings in Equity (the "Reorganization"); and

2.   To act upon such other matters as may properly come before the Meeting.

     The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on September 30, 2003 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person. THE BOARD OF TRUSTEES OF EQUITY RECOMMENDS YOU VOTE IN FAVOR OF THE REORGANIZATION. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.



                                            By Order of the Board of Trustees,


                                            MARY E. MULLIN,
                                            Secretary

October 14, 2003


--------------------------------------------------------------------------------

  YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.

--------------------------------------------------------------------------------

                 MORGAN STANLEY DIVIDEND GROWTH SECURITIES INC.

                          1221 AVENUE OF THE AMERICAS
                              NEW YORK, NY 10020
                                (800) 869-NEWS

                         ACQUISITION OF THE ASSETS OF
                          MORGAN STANLEY EQUITY FUND

                       BY AND IN EXCHANGE FOR SHARES OF
                MORGAN STANLEY DIVIDEND GROWTH SECURITIES INC.


     This Proxy Statement and Prospectus is being furnished to shareholders of Morgan Stanley Equity Fund ("Equity") in connection with an Agreement and Plan of Reorganization, dated July 31, 2003 (the "Reorganization Agreement"), pursuant to which substantially all the assets of Equity will be combined with those of Morgan Stanley Dividend Growth Securities Inc. ("Dividend Growth") in exchange for shares of Dividend Growth (the "Reorganization"). As a result of this transaction, shareholders of Equity will become shareholders of Dividend Growth and will receive shares of Dividend Growth with a value equal to the value of their holdings in Equity. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between Equity and Dividend Growth, attached hereto as Exhibit A. The address of Equity is that of Dividend Growth set forth above. This Proxy Statement also constitutes a Prospectus of Dividend Growth, which is dated October 14, 2003, filed by Dividend Growth with the Securities and Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").

     Dividend Growth is an open-end management investment company whose investment objective is to seek to provide reasonable current income and long-term growth of income and capital. The fund normally invests at least 80% of its assets in common stocks of companies with a record of paying dividends and the potential for increasing dividends. Dividend Growth's Investment Manager, Morgan Stanley Investment Advisors Inc., initially employs a quantitative screening process in an attempt to identify a number of common stocks which are undervalued and which have a record of paying dividends. The Investment Manager then applies qualitative analysis to determine which stocks it believes have the potential to increase dividends and, finally, to determine whether any of the stocks should be added to or sold from Dividend Growth's portfolio.

     This Proxy Statement and Prospectus sets forth concisely information about Dividend Growth that shareholders of Equity should know before voting on the Reorganization Agreement. A copy of the Prospectus for Dividend Growth dated April 29, 2003 as supplemented on September 30, 2003, is attached as Exhibit B and incorporated herein by reference. Also enclosed and incorporated herein by reference is Dividend Growth's Annual Report for the fiscal year ended February 28, 2003. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus, dated October 14, 2003, has been filed with the Commission and is also incorporated herein by reference. Also incorporated herein by reference are Equity's Prospectus, dated July 30, 2003, and Annual Report for its fiscal year ended May 31, 2003. Such documents are available without charge by calling (800) 869-NEWS (toll-free).


Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


         THIS PROXY STATEMENT AND PROSPECTUS IS DATED OCTOBER 14, 2003.

                               TABLE OF CONTENTS
                        PROXY STATEMENT AND PROSPECTUS





                                                                                           PAGE
                                                                                          -----
INTRODUCTION ..........................................................................      1
  General .............................................................................      1
  Record Date; Share Information ......................................................      1
  Proxies .............................................................................      2
  Expenses of Solicitation ............................................................      3
  Vote Required .......................................................................      4
SYNOPSIS ..............................................................................      4
  The Reorganization ..................................................................      4
  Fee Table ...........................................................................      6
  Tax Consequences of the Reorganization ..............................................      9
  Comparison of Equity and Dividend Growth ............................................      9
PRINCIPAL RISK FACTORS ................................................................     12
THE REORGANIZATION ....................................................................     13
  The Proposal ........................................................................     13
  The Board's Consideration ...........................................................     13
  The Reorganization Agreement ........................................................     14
  Tax Aspects of the Reorganization ...................................................     16
  Description of Shares ...............................................................     17
  Capitalization Table (unaudited) ....................................................     18
  Appraisal Rights ....................................................................     18
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS ........................     18
  Investment Objectives and Policies ..................................................     18
  Investment Restrictions .............................................................     19
ADDITIONAL INFORMATION ABOUT EQUITY AND DIVIDEND GROWTH ...............................     20
  General .............................................................................     20
  Financial Information ...............................................................     20
  Management ..........................................................................     20
  Description of Securities and Shareholder Inquiries .................................     20
  Dividends, Distributions and Taxes ..................................................     20
  Purchases, Repurchases and Redemptions ..............................................     20
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ...........................................     21
FINANCIAL STATEMENTS AND EXPERTS ......................................................     21
LEGAL MATTERS .........................................................................     21
AVAILABLE INFORMATION .................................................................     21
OTHER BUSINESS ........................................................................     22
Exhibit A - Agreement and Plan of Reorganization, dated July 31, 2003, by and between
 Equity and Dividend Growth ...........................................................    A-1
Exhibit B - Prospectus of Dividend Growth dated April 29, 2003 as supplemented
 September 30, 2003 ...................................................................    B-1

                          MORGAN STANLEY EQUITY FUND
                          1221 AVENUE OF THE AMERICAS
                              NEW YORK, NY 10020
                                 (800) 869-NEWS

                             --------------------

                        PROXY STATEMENT AND PROSPECTUS

                             --------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD DECEMBER 16, 2003


                                 INTRODUCTION


GENERAL

     This Proxy Statement and Prospectus is being furnished to the shareholders of Morgan Stanley Equity Fund ("Equity"), an open-end diversified management investment company, in connection with the solicitation by the Board of Trustees of Equity (the "Board") of proxies to be used at the Special Meeting of Shareholders of Equity to be held in Room 209, 2nd Floor, 1221 Avenue of the Americas, New York, NY 10020, at 9:00 A.M., New York time, on December 16, 2003 and any adjournments thereof (the "Meeting"). It is expected that the first mailing of this Proxy Statement and Prospectus will be made on or about October 15, 2003.


     At the Meeting, Equity shareholders ("Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated July 31, 2003 (the "Reorganization Agreement"), between Equity and Morgan Stanley Dividend Growth Securities Inc. ("Dividend Growth"), pursuant to which substantially all of the assets of Equity will be combined with those of Dividend Growth in exchange for shares of Dividend Growth. As a result of this transaction, Shareholders will become shareholders of Dividend Growth and will receive shares of Dividend Growth equal to the value of their holdings in Equity on the date of such transaction (the "Reorganization"). Pursuant to the Reorganization, each Shareholder will receive the class of shares of Dividend Growth that corresponds to the class of shares of Equity currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Equity will receive Class A, Class B, Class C or Class D shares of Dividend Growth, respectively. The shares to be issued by Dividend Growth pursuant to the Reorganization (the "Dividend Growth Shares") will be issued at net asset value without an initial sales charge. Further information relating to Dividend Growth is set forth herein and in Dividend Growth's current Prospectus, dated April 29, 2003 as supplemented September 30, 2003 ("Dividend Growth's Prospectus"), attached to this Proxy Statement and Prospectus and incorporated herein by reference.


     The information concerning Equity contained herein has been supplied by Equity and the information concerning Dividend Growth contained herein has been supplied by Dividend Growth.


RECORD DATE; SHARE INFORMATION


     The Board has fixed the close of business on September 30, 2003 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 17,833,237.586 shares of Equity issued and outstanding. Shareholders on the Record Date are entitled to one vote per share and a fractional vote for a fractional share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a class of Equity as of the Record Date:





                               NAME AND ADDRESS              % OF OWNERSHIP
                               ----------------             ---------------
Class A ..........   Walter A Sherman TTEE
                     Walter A Sherman Rev Tr DTD 8/25/99
                     5043 29th Avenue South
                     Minneapolis, MN 55417-1328                   13.03
                     George S Smith Jr.
                     Pamela J Smith JTTEN
                     52 Devonshire Drive
                     Morganville, NJ 07751-1114                    6.90

     As of the Record Date, the directors and officers of Equity, as a group, owned less than 1% of the outstanding shares of Equity.


     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a class of Dividend Growth as of the Record
Date:





                             NAME AND ADDRESS            % OF OWNERSHIP
                             ----------------           ---------------
Class A ..........   State Street Bank and Trust Co.
                     FBO ADP/Morgan Stanley Alliance
                     105 Rosemont Avenue
                     Westwood, MA 02090-2318                  21.55

Class D ..........   MAC & CO A/C MSWF4000172
                     Mutual Funds Operations
                     Morgan Stanley DPSP/Start Plan
                     PO Box 3198
                     Pittsburgh, PA 15230-3198                36.54


     As of the Record Date, the directors and officers of Dividend Growth, as a group, owned less than 1% of the outstanding shares of Dividend Growth.


PROXIES

     The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the Reorganization Agreement, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Equity, 1221 Avenue of the Americas, New York, NY 10020; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

     In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of Equity present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement. Abstentions and, if applicable, broker "non votes" will not be counted for purposes of approving an adjournment.


EXPENSES OF SOLICITATION


     All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Equity, which expenses are expected to approximate $238,100. Equity and Dividend Growth will bear all of their respective other expenses associated with the Reorganization.


     The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers of Equity or officers and regular employees of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors" or the "Investment Manager"), Morgan Stanley Trust (or the "Transfer Agent"), Morgan Stanley Services Company Inc. ("Morgan Stanley Services") and/or Morgan Stanley DW Inc. ("Morgan Stanley DW"), without special compensation therefor. As described below, Equity will employ Alamo Direct Mail Services Inc. ("Alamo") to make telephone calls to Shareholders to remind them to vote. In addition, Equity may employ Alamo or D.F. King & Co., Inc. ("D.F. King") as proxy solicitor if it appears that the required number of votes to achieve quorum will not be received. In the event of a solicitation by Alamo or D.F. King, Equity would pay the solicitor a project management fee not to exceed $3,000 and the expenses outlined below.


     Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by Internet or by telephone, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions. To vote by Internet or by telephone, Shareholders will need the "control number" that appears on the proxy card.

     In certain instances Morgan Stanley Trust, Alamo and/or D.F. King may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any proposal other than to refer to the recommendations of the Board. Equity has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the

Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to reminder telephone calls by Alamo, expenses would be approximately $1.00 per outbound telephone contact. With respect to the solicitation of a telephonic vote by Alamo or D.F. King, approximate additional expenses range between $3.75 and $6.00 per telephone vote transacted, $2.75 and $3.25 per outbound or inbound telephone contact and costs relating to obtaining Shareholders' telephone numbers and providing additional materials upon Shareholder request, which would be borne by Equity.



VOTE REQUIRED


     Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (i.e., more than 50%) of the shares of Equity represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, Equity will continue in existence and the Board will consider alternative actions.


                                   SYNOPSIS


     The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and Reorganization Agreement in their entirety and, in particular, Dividend Growth's Prospectus, which is attached to this Proxy Statement and incorporated herein by reference.


THE REORGANIZATION

     The Reorganization Agreement provides for the transfer of substantially all the assets of Equity, subject to stated liabilities, to Dividend Growth in exchange for the Dividend Growth Shares. The aggregate net asset value of the Dividend Growth Shares issued in the exchange will equal the aggregate value of the net assets of Equity received by Dividend Growth. On or after the closing date scheduled for the Reorganization (the "Closing Date"), Equity will distribute the Dividend Growth Shares received by Equity to Shareholders as of the Valuation Date (as defined below under "The Reorganization Agreement") in complete liquidation of Equity and Equity will thereafter be dissolved and deregistered under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result of the Reorganization, each Shareholder will receive that number of full and fractional Dividend Growth Shares equal in value to such Shareholder's pro rata interest in the net assets of Equity transferred to Dividend Growth. Pursuant to the Reorganization, each Shareholder will receive the class of shares of Dividend Growth that corresponds to the class of shares of Equity currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Equity will become a holder of Class A, Class B, Class C or Class D shares of Dividend Growth, respectively. Shareholders holding their shares of Equity in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Dividend Growth; however, such Shareholders will not be able to redeem, transfer or exchange the Dividend Growth Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization.

     At least one but not more than 20 business days prior to the Valuation Date, Equity will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of Equity's investment company taxable income for all periods since the inception of Equity through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of Equity's net capital gain, if any, realized in such periods (after reduction for any capital loss carryforward).

     FOR THE REASONS SET FORTH BELOW UNDER "THE REORGANIZATION -- THE BOARD'S CONSIDERATION," THE BOARD, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF EQUITY ("INDEPENDENT TRUSTEES"), AS THAT TERM IS DEFINED IN THE 1940 ACT, HAS CONCLUDED THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF EQUITY AND ITS SHAREHOLDERS AND RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.

FEE TABLE

     The following table briefly describes the fees and expenses that a shareholder of Equity and Dividend Growth may pay if they buy and hold shares of each respective fund. These expenses are deducted from each respective fund's assets and are based on expenses paid by Equity for its fiscal year ended May 31, 2003, and by Dividend Growth for its fiscal year ended February 28, 2003. Equity and Dividend Growth each pay expenses for management of their assets, distribution of their shares and other services, and those expenses are reflected in the net asset value per share of each fund. The table also sets forth pro forma fees for the surviving combined fund (Dividend Growth) reflecting what the fee schedule would have been on February 28, 2003, if the Reorganization had been consummated twelve months prior to that date.

Shareholder Fees


                                                                                                     PRO FORMA
                                                                                                     COMBINED
                                                               EQUITY        DIVIDEND GROWTH     (DIVIDEND GROWTH)
                                                          ---------------   -----------------   ------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
 (AS A PERCENTAGE OF OFFERING PRICE)
Class A ...............................................      5.25%(1)           5.25%(1)            5.25%(1)
Class B ...............................................       none               none                none
Class C ...............................................       none               none                none
Class D ...............................................       none               none                none
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED
 DIVIDENDS
Class A ...............................................       none               none                none
Class B ...............................................       none               none                none
Class C ...............................................       none               none                none
Class D ...............................................       none               none                none
MAXIMUM DEFERRED SALES CHARGE (LOAD) (AS A PERCENTAGE
 BASED ON THE LESSER OF THE OFFERING PRICE OR NET ASSET
 VALUE AT REDEMPTION)
Class A ...............................................       none(2)            none(2)             none(2)
Class B ...............................................      5.00%(3)           5.00%(3)            5.00%(3)
Class C ...............................................      1.00%(4)           1.00%(4)            1.00%(4)
Class D ...............................................       none               none                none
REDEMPTION FEES
Class A ...............................................       none               none                none
Class B ...............................................       none               none                none
Class C ...............................................       none               none                none
Class D ...............................................       none               none                none
EXCHANGE FEE
Class A ...............................................       none               none                none
Class B ...............................................       none               none                none
Class C ...............................................       none               none                none
Class D ...............................................       none               none                none

Annual Fund Operating Expenses (expenses that are deducted from fund assets)




                                                                              PRO FORMA
                                                                              COMBINED
                                          EQUITY      DIVIDEND GROWTH     (DIVIDEND GROWTH)
                                        ----------   -----------------   ------------------
MANAGEMENT FEES
Class A .............................       0.85%           0.41%                0.41%
Class B .............................       0.85%           0.41%                0.41%
Class C .............................       0.85%           0.41%                0.41%
Class D .............................       0.85%           0.41%                0.41%
DISTRIBUTION AND SERVICE (12B-1) FEES
Class A .............................       0.25%           0.23%                0.23%
Class B .............................       1.00%           1.00%                1.00%
Class C .............................       1.00%           1.00%                0.99%
Class D .............................      none            none                 none
OTHER EXPENSES
Class A .............................       0.44%           0.13%                0.13%
Class B .............................       0.44%           0.13%                0.13%
Class C .............................       0.44%           0.13%                0.13%
Class D .............................       0.44%           0.13%                0.13%
TOTAL ANNUAL FUND OPERATING EXPENSES
Class A .............................       1.54%           0.77%                0.77%
Class B .............................       2.29%           1.54%                1.54%
Class C .............................       2.29%           1.54%                1.53%
Class D .............................       1.29%           0.54%                0.54%

----------
(1) Reduced for purchases of $25,000 and over (see "Share Class Arrangements -- Class A Shares" in each fund's Prospectus).

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a Contingent Deferred Sales Charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances (see "Purchases, Exchanges and Redemptions" below and "Share Class Arrangements -- Class A Shares" in each fund's Prospectus).

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. (See "Purchases, Exchanges and Redemptions" below and "Share Class Arrangements -- Class B Shares" in each fund's Prospectus).

(4) Only applicable to redemptions made within one year after purchase (see "Purchases, Exchanges and Redemptions" below and "Share Class Arrangements -- Class C Shares" in each fund's Prospectus).


EXAMPLE


     To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. The examples assume that an investor invests $10,000 in either Equity or Dividend Growth or the new combined fund (Dividend Growth), that the investment has a 5% return each year and that the operating expenses for each fund remain the same (as set forth in the chart above). Although a shareholder's actual costs may be higher or lower, the tables below show a shareholder's costs at the end of each period based on these assumptions depending upon whether or not a shareholder sold his shares at the end of each period.

     If a shareholder SOLD His Shares:





                                        1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                       --------   ---------   ---------   ---------
Equity
 Class A ...........................     $673      $  986      $1,320      $2,263
 Class B ...........................     $732      $1,015      $1,425      $2,626
 Class C ...........................     $332      $  715      $1,225      $2,626
 Class D ...........................     $131      $  409      $  708      $1,556
Dividend Growth
 Class A ...........................     $600      $  758      $  930      $1,429
 Class B ...........................     $657      $  786      $1,039      $1,834
 Class C ...........................     $257      $  486      $  839      $1,824
 Class D ...........................     $ 55      $  173      $  302      $  677
Pro Forma Combined (Dividend Growth)
 Class A ...........................     $600      $  758      $  930      $1,429
 Class B ...........................     $657      $  786      $1,039      $1,834
 Class C ...........................     $256      $  483      $  834      $1,824
 Class D ...........................     $ 55      $  173      $  302      $  677


     If a shareholder HELD His Shares:




                                        1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                       --------   ---------   ---------   ---------
Equity
 Class A ...........................     $673        $986      $1,320      $2,263
 Class B ...........................     $232        $715      $1,225      $2,626
 Class C ...........................     $232        $715      $1,225      $2,626
 Class D ...........................     $131        $409      $  708      $1,556
Dividend Growth
 Class A ...........................     $600        $758      $  930      $1,429
 Class B ...........................     $157        $486      $  839      $1,834
 Class C ...........................     $157        $486      $  839      $1,834
 Class D ...........................     $ 55        $173      $  302      $  677
Pro Forma Combined (Dividend Growth)
 Class A ...........................     $600        $758      $  930      $1,429
 Class B ...........................     $157        $486      $  839      $1,834
 Class C ...........................     $156        $483      $  834      $1,824
 Class D ...........................     $ 55        $173      $  302      $  677


     WHILE CLASS B AND CLASS C SHARES DO NOT HAVE ANY FRONT-END SALES CHARGES, THEIR HIGHER ONGOING ANNUAL EXPENSES (DUE TO HIGHER 12B-1 FEES) MEAN THAT OVER TIME YOU COULD END UP PAYING MORE FOR THESE SHARES THAN IF YOU WERE TO PAY FRONT-END SALES CHARGES FOR CLASS A SHARES.


     The purpose of the foregoing fee tables is to assist the investor or shareholder in understanding the various costs and expenses that an investor or shareholder in each fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Comparison of Equity and Dividend Growth -- Investment Management and Distribution Plan Fees; Other Significant Fees; and Purchases, Exchanges and Redemptions" below.

TAX CONSEQUENCES OF THE REORGANIZATION

     As a condition to the Reorganization, Equity will receive an opinion of Mayer, Brown, Rowe & Maw LLP to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by Equity or the Shareholders of Equity for federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization -- Tax Aspects of the Reorganization" below.


COMPARISON OF EQUITY AND DIVIDEND GROWTH

     INVESTMENT OBJECTIVES AND POLICIES. The investment objective of Equity is to seek total return. The investment objective of Dividend Growth is to seek to provide reasonable current income and long-term growth of income and capital.

     Equity seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks and other equity securities. Dividend Growth seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks of companies with a record of paying dividends and the potential for increasing dividends.

     Equity's stock and other equity investments may include foreign securities (held either directly or in the form of depositary receipts). Equity may only invest up to 25% of its net assets in foreign securities that are not listed in the U.S. on a national securities exchange.

     Equity's Sub-Advisor, Morgan Stanley Investments LP, invests the fund's assets by pursuing an investing strategy that combines both value and growth styles. The Sub-Advisor's investment process is designed to identify growing companies whose stock in the Sub-Advisor's opinion is attractively valued and has low but rising expectations, and to diversify holdings across market sectors. Individual securities are selected based on, among other things, quantitative screens and fundamental research by in-house industry analysts.

     Dividend Growth's "Investment Manager," Morgan Stanley Investment Advisors Inc., initially employs a quantitative screening process in an attempt to identify a number of common stocks which are undervalued and which have a record of paying dividends. The Investment Manager then applies qualitative analysis to determine which stocks it believes have the potential to increase dividends and, finally, to determine whether any of the stocks should be added to or sold from the Fund's portfolio. The Fund's stock investments may include foreign securities held directly (or in the form of depositary receipts that are listed in the U.S. on a national securities exchange).

     Each Fund may invest 20% of its assets in convertible and fixed-income securities.

     The principal differences between the funds' investment policies are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

     The investment policies of both Equity and Dividend Growth are not fundamental and may be changed by the Board of Trustees of Equity and Board of Directors of Dividend Growth.

     INVESTMENT MANAGEMENT AND DISTRIBUTION PLAN FEES. Equity and Dividend Growth obtain management services from Morgan Stanley Investment Advisors. For the fiscal year ended May 31, 2003, Equity paid Morgan Stanley Investment Advisors monthly compensation calculated daily by applying the annual rate of 0.85% of the portion of the fund's average daily net assets not exceeding $500 million; 0.825% of the next $500 million; and 0.80% of the portion of daily net assets exceeding $1 billion. With respect to Dividend Growth, for the fiscal year ended February 28, 2003, the fund paid Morgan Stanley Investment Advisors monthly compensation calculated daily by applying the following annual rates to the fund's daily net assets: 0.625% of the portion of such daily net assets not exceeding $250 million; 0.50% of the portion of such daily net assets exceeding $250 million, but not exceeding $1 billion; 0.475% of the portion of such daily net assets exceeding $1 billion but not exceeding $2 billion; 0.45% to the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; 0.425% to the portion of daily net assets exceeding $3 billion but not exceeding $4 billion; 0.40% to the portion of daily net assets exceeding $4 billion but not exceeding $5 billion; 0.375% to the portion of daily net assets exceeding $5 billion but not exceeding $6 billion; 0.350% to the portion of daily net assets exceeding $6 billion but not exceeding $8 billion; 0.325% to the portion of daily net assets exceeding $8 billion but not exceeding $10 billion; 0.30% to the portion of daily net assets exceeding $10 billion but not exceeding $15 billion; and 0.275% to the portion of daily net assets exceeding $15 billion. Each class of both funds' shares is subject to the same management fee rates applicable to the respective fund.


     Both Equity and Dividend Growth have adopted distribution plans ("Plans") pursuant to Rule 12b-1 under the 1940 Act. In the case of Class A and Class C shares, each fund's Plan provides that the fund will reimburse Morgan Stanley Distributors Inc. (the "Distributor") and others for the expenses of certain activities and services incurred by them in connection with the distribution of the Class A and Class C shares of the fund. Reimbursement for these expenses is made in monthly payments by each fund to the Distributor which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C shares, respectively. In the case of Class B shares, Equity's Plan provides that the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the average daily net assets of Class B shares. Dividend Growth's Plan provides that, with respect to Class B, the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of Dividend Growth's Plan on July 2, 1984 (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Class B shares redeemed since Dividend Growth's Plan inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B shares issued net of Class B shares redeemed, since the inception of Dividend Growth's Plan. The 12b-1 fee is paid for the services provided and the expenses borne by the Distributor and others in connection with the distribution of each fund's Class B shares. There are no 12b-1 fees applicable to each fund's Class D shares. For further information relating to the 12b-1 fees applicable to each class of Dividend Growth's shares, see the section entitled "Share Class Arrangements" in Dividend Growth's Prospectus, attached hereto. The Distributor also receives the proceeds of any CDSC paid by the funds' shareholders at the time of redemption. The CDSC schedules applicable to each of Equity and Dividend Growth are set forth below under "Purchases, Exchanges and Redemptions."


     OTHER SIGNIFICANT FEES. Both Equity and Dividend Growth pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See "Synopsis -- Fee Table" above for the percentage of average net assets represented by such "Other Expenses."


     PURCHASES, EXCHANGES AND REDEMPTIONS. Class A shares of each fund are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more are not subject to any sales charges at the time of purchase, but are generally subject to a CDSC of 1.0% on redemptions made within one year after purchase (except for certain specific circumstances fully described in each fund's Prospectus).

     Class B shares of each fund are offered at net asset value with no initial sales charge, but are subject to the same CDSC schedule set forth below:




                                         CLASS B SHARES OF EQUITY AND
     YEAR SINCE PURCHASE PAYMENT MADE            DIVIDEND GROWTH
     --------------------------------   -----------------------------
     First ..........................                5.0%
     Second .........................                4.0%
     Third ..........................                3.0%
     Fourth .........................                2.0%
     Fifth ..........................                2.0%
     Sixth ..........................                1.0%
     Seventh and thereafter .........                none

     Class C shares of each fund are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. The CDSC may be waived for certain redemptions (which are fully described under the section "Share Class Arrangements" in each fund's Prospectus).

     Class D shares of each fund are available only to limited categories of investors and are sold at net asset value with no initial sales charge or CDSC.


     The CDSC is paid to the Distributor. Shares of Equity and Dividend Growth are distributed by the Distributor and offered by Morgan Stanley DW and other dealers who have entered into selected dealer agreements with the Distributor. For further information relating to the CDSC schedules applicable to each of the classes of shares of Equity and Dividend Growth, see the section entitled "Share Class Arrangements" in each fund's Prospectus.

     Shares of each class of Equity and Dividend Growth may be exchanged for shares of the same class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or Limited Duration U.S. Treasury Trust (each, an "Exchange Fund"), without the imposition of an exchange fee. In addition, Class A shares of each fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge) (also, an "Exchange Fund"). See the inside back cover of the Dividend Growth Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. Upon consummation of the Reorganization, the foregoing exchange privileges will still be applicable to shareholders of the combined fund (Dividend Growth).

     Dividend Growth Shares distributed to Shareholders as a result of the Reorganization will not be subject to an initial sales charge.

     With respect to both funds, no CDSC is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. For purposes of calculating the holding period in determining any applicable CDSC upon redemption of shares received as a result of the Reorganization, any period during which the Shareholder held shares of a fund that charged a CDSC (e.g., Equity) will be counted. During the period of time a Dividend Growth or Equity shareholder remains in an Exchange Fund, the holding period (for purposes of determining the CDSC rate) is frozen. Both Equity and Dividend Growth provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to Dividend Growth, see the section entitled "How to Exchange Shares" in Dividend Growth's Prospectus.

     Shareholders of Equity and Dividend Growth may redeem their shares for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable CDSC. Both Equity and Dividend Growth offer a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty-five days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. Equity and Dividend Growth may redeem involuntarily, at net asset value, most accounts valued at less than $100.

     DIVIDENDS. Each fund declares dividends separately for each of its classes. Equity pays dividends from net investment income annually. Dividend Growth pays dividends quarterly. Equity usually distributes net capital gains, if any, in December. Dividend Growth usually distributes capital gains, if any, in June and December. Each fund, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to each fund, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of the fund at net asset value unless the shareholder elects to receive cash.


                            PRINCIPAL RISK FACTORS

     The share price and return of Dividend Growth and Equity will fluctuate with changes in the market value of their respective portfolio securities. The market value of the funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors which cannot be predicted.

     Both funds invest in common stocks. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. A portion of Equity's investments may be in common stock of small and medium-sized companies which may be subject to greater risks and volatility than stocks of larger, more established companies.

     Both funds may invest in foreign securities (including depositary receipts). Equity may only invest up to 25% of its net assets in foreign securities not listed in the United States on a national securities exchange. Investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of fund shares is quoted in U.S. dollars, the funds generally convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the fund to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the funds' trades effected in those markets and could result in losses to a fund due to subsequent declines in the value of the securities subject to the trades.

     Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.


     Both funds may invest in fixed income securities. Fixed income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)


     Equity may invest in small and medium-sized companies. Investing in securities of these companies involves greater risk than is customarily associated with investing in more established companies. These companies' stocks may be more volatile and less liquid than the stocks of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

     Both funds may invest in convertible securities. Investments in convertible securities subject the funds to the risks associated with both common stock and fixed-income securities. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of the funds' convertible investments may be rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative risk characteristics.

     Both funds may utilize forward foreign currency exchange contracts. Investments in forward foreign currency exchange contracts involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The funds may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the funds may use these instruments to modify exposure to various currency markets.

     The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each fund, see "Principal Risks" and "Additional Risk Information" in the Prospectus of Equity and in Dividend Growth's Prospectus, both of which are incorporated herein by reference.


                              THE REORGANIZATION


THE PROPOSAL

     The Board of Trustees of Equity, including the Independent Trustees, having reviewed the financial position of Equity and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of Equity and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of Equity.


THE BOARD'S CONSIDERATION

     At a meeting held on July 31, 2003, the Board, including the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the comparative expenses currently incurred in the operations of Equity and Dividend Growth. The Board also considered other factors, including, but not limited to: Equity's inability to grow assets as expected; the general compatibility of the investment objectives, policies and restrictions of Equity and Dividend Growth; including the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by Equity and Dividend Growth in connection with the Reorganization.

     In recommending the Reorganization to Shareholders, the Board of Equity considered that the Reorganization would have the following benefits to
Shareholders:

     1. Once the Reorganization is consummated, the expenses which would be borne by shareholders of each class of the "combined fund" (Dividend Growth) will be appreciably lower on a percentage basis than the expenses per share of each corresponding class of Equity. This is primarily attributable to the fact that the investment management fee rate paid by Dividend Growth for its last fiscal year (0.41%) is substantially lower than the investment management fee rate paid by Equity for its last fiscal year (0.85%). The Board also noted that Dividend Growth's "Other Expenses" for its last fiscal year (0.13%) were lower than Equity's "Other Expenses" for its last fiscal year (0.44%). Furthermore, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares. The Board noted that the expense ratio for each class of Equity was significantly higher (for its fiscal year ended May 31, 2003) than the expense ratio for each corresponding class of Dividend Growth (for its fiscal year ended February 28, 2003).

     2. Shareholders would have continued participation in a fund that invests principally in common stocks.

     3. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by Equity or its Shareholders for federal income tax purposes as a result of transactions included in the Reorganization.

     The Board of Directors of Dividend Growth, including a majority of the Independent Directors of Dividend Growth, also has determined that the Reorganization is in the best interests of Dividend Growth and its shareholders and that the interests of existing shareholders of Dividend Growth will not be diluted as a result thereof. The transaction will enable Dividend Growth to acquire investment securities which are consistent with Dividend Growth's investment objective, without the brokerage costs attendant to the purchase of such securities in the market. Finally, the Board considered that even if the benefits enumerated above are not realized, the costs to the fund are sufficiently minor to warrant taking the opportunity to realize those benefits.



THE REORGANIZATION AGREEMENT

     The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

     The Reorganization Agreement provides that (i) Equity will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by Equity as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date (as defined below) and for expenses of the dissolution), cash equivalents and receivables to Dividend Growth on the Closing Date in exchange for the assumption by Dividend Growth of stated liabilities of Equity, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Equity prepared by the Treasurer of Equity as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Dividend Growth Shares; (ii) such Dividend Growth Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) Equity would be dissolved; and (iv) the outstanding shares of Equity would be canceled.

     The number of Dividend Growth Shares to be delivered to Equity will be determined by dividing the aggregate net asset value of each class of shares of Equity acquired by Dividend Growth by the net asset value per share of the corresponding class of shares of Dividend Growth; these values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Shareholders of the Reorganization Agreement or at such other time as Equity and Dividend Growth may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, Class B shares of Equity had an aggregate net asset value (not including any Cash Reserve of Equity) of $100,000. If the net asset value per Class B share of Dividend Growth were $10 per share at the close of business on the Valuation Date, the number of Class B shares of Dividend Growth to be issued would be 10,000 ($100,000 (divided by) $10). These 10,000 Class B shares of Dividend Growth would be distributed to the former Class B shareholders of Equity. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

     On the Closing Date or as soon as practicable thereafter, Equity will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the Dividend Growth Shares it receives. Each Shareholder will receive the class of shares of Dividend Growth that corresponds to the class of shares of Equity currently held by that Shareholder. Accordingly, the Dividend Growth Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Dividend Growth will be distributed to holders of Class A, Class B, Class C and Class D shares of Equity, respectively. Dividend Growth will cause its transfer agent to credit and confirm an appropriate number of Dividend Growth Shares to each Shareholder. Certificates for Dividend Growth Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of Dividend Growth. Shareholders who wish to receive certificates representing their Dividend Growth Shares must, after receipt of their confirmations, make a written request to Dividend Growth's transfer agent, Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311. Shareholders of Equity holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Dividend Growth; however, such Shareholders will not be able to redeem, transfer or exchange the Dividend Growth Shares received until the old certificates have been surrendered.

     The Closing Date will be on the Valuation Date or in no event later than the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by Equity or Dividend Growth. The Reorganization Agreement may be amended in any mutually agreeable manner.

     The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders or by mutual consent of Equity and Dividend Growth. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by May 31, 2004, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

     Under the Reorganization Agreement, within one year after the Closing Date, Equity shall: either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to former Shareholders of Equity that received Dividend Growth Shares. Equity shall be dissolved and deregistered as an investment company promptly following the distributions of shares of Dividend Growth to Shareholders of record of Equity.

     The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of Equity (at net asset value on the Valuation Date calculated after subtracting any Cash Reserve) and reinvest the proceeds in Dividend Growth Shares at net asset value and without recognition of taxable gain or loss for Federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if Equity recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders prior to the Closing Date and will be taxable to Shareholders as capital gain.

     Shareholders will continue to be able to redeem their shares of Equity at net asset value next determined after receipt of the redemption request (subject to any applicable CDSC) until the close of business on the business day next preceding the Closing Date. Redemption requests received by Equity thereafter will be treated as requests for redemption of shares of Dividend Growth.


TAX ASPECTS OF THE REORGANIZATION

     TAX CONSEQUENCES OF THE REORGANIZATION TO THE SHAREHOLDERS. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

     As a condition to the Reorganization, Equity and Dividend Growth will receive an opinion of Mayer, Brown, Rowe & Maw LLP to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by Equity and Dividend Growth (including a representation to the effect that Dividend Growth has no plan or intention to sell or otherwise dispose of more than sixty-six percent of the assets of Equity acquired in the Reorganization except for dispositions made in the ordinary course of business):

     1. The transfer of Equity's assets in exchange for the Dividend Growth Shares and the assumption by Dividend Growth of certain stated liabilities of Equity followed by the distribution by Equity of the Dividend Growth Shares to Shareholders in exchange for their Equity shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Equity and Dividend Growth will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     2. No gain or loss will be recognized by Dividend Growth upon the receipt of the assets of Equity solely in exchange for the Dividend Growth Shares and the assumption by Dividend Growth of the stated liabilities of Equity;

     3. No gain or loss will be recognized by Equity upon the transfer of the assets of Equity to Dividend Growth in exchange for the Dividend Growth Shares and the assumption by Dividend Growth of the stated liabilities or upon the distribution of Dividend Growth Shares to Shareholders in exchange for their Equity shares;

     4. No gain or loss will be recognized by Shareholders upon the exchange of the shares of Equity for the Dividend Growth Shares;

     5. The aggregate tax basis for the Dividend Growth Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in Equity held by each such Shareholder immediately prior to the Reorganization;

     6. The holding period of the Dividend Growth Shares to be received by each Shareholder will include the period during which the shares in Equity surrendered in exchange therefor were held (provided such shares in Equity were held as capital assets on the date of the Reorganization);

     7. The tax basis of the assets of Equity acquired by Dividend Growth will be the same as the tax basis of such assets of Equity immediately prior to the Reorganization; and

     8. The holding period of the assets of Equity in the hands of Dividend Growth will include the period during which those assets were held by Equity.

     The advice of Counsel is not binding on the Internal Revenue Service or the courts and neither Equity nor Dividend Growth has sought a ruling with respect to the tax treatment of the Reorganization.

     SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED TRANSACTION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. BECAUSE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION, SHAREHOLDERS SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE PROPOSED TRANSACTION.

     TAX CONSEQUENCES OF THE REORGANIZATION TO EQUITY AND DIVIDEND
GROWTH. Under the Code, the Reorganization may result in limitations on the utilization of the capital loss carryovers of Equity. The effect of any such limitations will depend on the existence and amount of Equity and Dividend Growth capital loss carryovers, built-in capital losses and built-in capital gains at the time of the Reorganization. A fund will have built-in capital gains if the aggregate fair market value of its assets on the date of the Reorganization exceeds its aggregate tax basis in such assets and a fund will have built-in capital losses if its tax basis in its assets exceeds the fair market value of such assets on the date of the Reorganization.

     As of May 31, 2003, Equity had capital loss carryovers of approximately $115.9 million and, as of June 30, 2003, Equity had net unrealized built-in capital losses of approximately $2.6 million. As of February 28, 2003, Dividend Growth had no capital loss carryovers. Subject to the limitation described in the succeeding paragraph, Equity's capital loss carryovers will be available to offset any capital gains recognized on the disposition of (i) assets acquired by the combined fund after the date of the Reorganization; (ii) assets of Dividend Growth held by the combined fund, but only to the extent such capital gains are attributable to an increase in the value of such assets above fair market value of such assets on the date of the Reorganization; and (iii) assets of Equity held by the combined fund. However, the combined fund will be unable to utilize Equity's capital loss carryovers to offset any capital gains recognized on the disposition of assets held by Dividend Growth as of the date of the Reorganization to the extent such capital gains are attributable to the built-in capital gains of such assets on the date of the Reorganization. As of June 30, 2003, Dividend Growth had net unrealized capital gains of approximately $3.8 billion.

     In addition, under the Code, there will be a limitation on the ability of the combined fund to offset future capital gains with Equity's net unrealized built-in capital losses if the combined fund recognizes such losses within five years of the Reorganization. While the actual amount of such limitation will be determined at the time of the Reorganization, if, for example, the Reorganization had occurred on June 27, 2003, each year approximately $5.6 million of Equity's capital loss carryovers would have been able to be utilized in any year by the combined fund. Thus, as a result of the Reorganization, a significant portion of the capital loss carryforwards of Equity will not be able to be utilized.


DESCRIPTION OF SHARES

     Dividend Growth shares to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by Dividend Growth and transferable without restrictions and will have no preemptive rights. Class B shares of Dividend Growth, like Class B shares of Equity, have a conversion feature pursuant to which approximately ten years after the date of the original purchase of such shares, the shares will convert automatically to Class A shares, based on the relative net asset values of the two classes and with no additional sales charge. For greater details regarding the conversion feature, including the method by which the ten year period is calculated and the treatment of reinvested dividends, see "Share Class Arrangements" in each fund's Prospectus.

CAPITALIZATION TABLE (UNAUDITED)

     The following table sets forth the capitalization of Dividend Growth and Equity as of June 30, 2003 and on a pro forma combined basis as if the Reorganization had occurred on that date:



                                                                                             NET ASSET
                                                                                SHARES         VALUE
                                                            NET ASSETS       OUTSTANDING     PER SHARE
                                                        -----------------   -------------   ----------
                    CLASS A
-----------------------------------------------------
Equity ..............................................    $    4,225,716          608,397     $  6.95
Dividend Growth .....................................    $  118,945,608        3,079,967     $ 38.62
Combined Fund (Dividend Growth) (pro forma) .........    $  123,171,324        3,189,385     $ 38.62

                    CLASS B
------------------------------------------------------
Equity ..............................................    $  107,788,934       16,152,110     $  6.67
Dividend Growth .....................................    $6,643,264,433      171,607,606     $ 38.71
Combined Fund (Dividend Growth) (pro forma) .........    $6,751,053,367      174,392,130     $ 38.71

                    CLASS C
------------------------------------------------------
Equity ..............................................    $    7,913,236        1,181,213     $  6.70
Dividend Growth .....................................    $   95,231,962        2,469,190     $ 38.57
Combined Fund (Dividend Growth) (pro forma) .........    $  103,145,198        2,674,356     $ 38.57

                    CLASS D
------------------------------------------------------
Equity ..............................................    $    6,767,178          961,474     $  7.04
Dividend Growth .....................................    $  454,797,575       11,772,586     $ 38.63
Combined Fund (Dividend Growth) (pro forma) .........    $  461,564,753       11,947,765     $ 38.63

                 TOTAL CLASS A, B, C, D
------------------------------------------------------
Equity ..............................................    $  126,695,064               --          --
Dividend Growth .....................................    $7,312,239,578               --          --
Combined Fund (Dividend Growth) (pro forma) .........    $7,438,934,642               --          --

APPRAISAL RIGHTS

     Shareholders will have no appraisal rights in connection with the Reorganization.


        COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS


INVESTMENT OBJECTIVES AND POLICIES

     Equity's investment objective is to seek total return. Dividend Growth's investment objective is to provide reasonable current income and long-term growth of income and capital.


     Equity seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks and other equity securities. Dividend Growth seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks of companies with a record of paying dividends and the potential for increasing dividends. Equity's Sub-Advisor, Morgan Stanley Investments LP, invests Equity's assets by pursuing an investing strategy that combines both value and growth styles. The Sub-Advisor's investment process is designed to identify growing companies whose stock, in the Sub-Advisor's opinion, is attractively valued and has low but rising expectations, and to diversify holdings across market sectors. Individual securities are selected based on, among other things, quantitative screens and fundamental research by in-house industry analysts. Dividend Growth's Investment Manager, Morgan Stanley Investment Advisors

Inc., initially employs a quantitative screening process in an attempt to identify a number of common stocks which are undervalued and which have a record of paying dividends. The Investment Manager then applies qualitative analysis to determine which stocks it believes have the potential to increase dividends and, finally, to determine whether any of the stocks should be added to or sold from Dividend Growth's portfolio. Both Equity and Dividend Growth may invest in foreign securities (including depositary receipts). Equity may only invest up to 25% of its net assets in foreign securities that are not listed in the United States on a national securities exchange. Equity and Dividend Growth may each invest 20% of its assets in convertible and fixed income securities. Dividend Growth may utilize forward foreign currency exchange contracts.


     During periods in which, in the opinion of each fund's Investment Manager or Sub-Advisor in the case of Equity, market conditions warrant a reduction of some or all of the respective funds' securities holdings, the funds may take temporary "defensive" positions that are inconsistent with each fund's principal investment strategies in which the funds may invest any amount of their total assets in cash or money market instruments.

     Each of the funds may engage in active and frequent trading of portfolio securities. The Financial Highlights Table at the end of each fund's Prospectus shows each fund's portfolio turnover during recent fiscal years. A portfolio turnover of 200%, for example, is equivalent to the fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the fund's shareholders.

     The investment policies of both Equity and Dividend Growth are not fundamental and may be changed by their respective Boards. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the funds. For a more complete discussion of each fund's policies, see "Principal Investment Strategies" and "Additional Investment Strategy Information" in each fund's Prospectus and "Description of the Fund and Its Investments and Risks" in each fund's Statement of Additional Information.


INVESTMENT RESTRICTIONS


     The investment restrictions adopted by Equity and Dividend Growth as fundamental policies are substantially similar and are stated under the caption "Description of the Fund and Its Investments and Risks -- Fund Policies/Investment Restrictions" in their respective Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a fund, as defined in the 1940 Act. The material differences are as follows: (a) Dividend Growth may not (i) invest more than 5% of the value of its total assets in the securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction does not apply to obligations of the United States government, its agencies or instrumentalities;
(ii) invest in securities of any issuer if, to the knowledge of Dividend Growth, any officer or director of Dividend Growth or the Investment Manager owns more than 1/2 of 1% of the outstanding securities of the issuer, and the officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer; (iii) write, purchase or sell puts, calls or combinations thereof; (iv) invest more than 5% of the value of its net assets in warrants, including not more than 2% of such assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this limitation; (b) both funds may not purchase or sell real estate or interests therein, including limited partnership interests for Dividend Growth, although both funds may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein. Furthermore, as a non-fundamental policy, Equity may not invest in other investment companies in reliance on Section 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act. In addition, both Equity and Dividend Growth may not (a) invest more than 5% of the value of their total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities) and (b) purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer; except that with respect to Equity, restrictions (a) and (b) above only apply with respect to 75% of Equity's total assets. Notwithstanding the above, each of Equity and Dividend Growth may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the fund. Both funds may not purchase or sell commodities or commodities futures contracts except that Equity may purchase or sell interest rate, currency and stock and bond index futures contracts or options thereon. Neither Equity nor Dividend Growth can engage in the underwriting of securities, except insofar as the fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security. For purposes of this restriction, Dividend Growth is subject to a limitation of an aggregate amount of 5% of Dividend Growth's total assets.


                      ADDITIONAL INFORMATION ABOUT EQUITY
                              AND DIVIDEND GROWTH


GENERAL

     For a discussion of the organization and operation of Dividend Growth and Equity, see "Fund Management," "Investment Objective" and "Principal Investment Strategies" in their respective Prospectuses, and "Fund History" in their respective Statements of Additional Information.


FINANCIAL INFORMATION

     For certain financial information about Dividend Growth and Equity, see "Financial Highlights" and "Past Performance" in their respective Prospectuses.



MANAGEMENT

     For information about the Board of Trustees of Equity and the Board of Directors of Dividend Growth, Investment Manager and the Distributor of Dividend Growth and Equity and the Sub-Advisor of Equity, see "Fund Management" in their respective Prospectuses and "Management of the Fund" in their respective Statements of Additional Information.


DESCRIPTION OF SECURITIES AND SHAREHOLDER INQUIRIES

     For a description of the nature and most significant attributes of shares of Equity and Dividend Growth, and information regarding shareholder inquiries, see "Capital Stock and Other Securities" in their respective Statements of Additional Information.


DIVIDENDS, DISTRIBUTIONS AND TAXES

     For a discussion of Dividend Growth's and Equity's policies with respect to dividends, distributions and taxes, see "Distributions" and "Tax Consequences" in their respective Prospectuses as well as the discussion herein under "Synopsis -- Purchases, Exchanges and Redemptions."


PURCHASES, REPURCHASES AND REDEMPTIONS


     For a discussion of how Dividend Growth's and Equity's shares may be purchased, repurchased and redeemed, see "How to Buy Shares," "How to Exchange Shares" and "How to Sell Shares" in their respective Prospectuses.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


     For a discussion of Dividend Growth's performance, see management's letter to shareholders in its Annual Report for its fiscal year ended February 28, 2003 accompanying this Proxy Statement and Prospectus. For a discussion of the performance of Equity, see its Annual Report for its fiscal year ended May 31, 2003.



                       FINANCIAL STATEMENTS AND EXPERTS


     The financial statements of Dividend Growth, for the fiscal year ended February 28, 2003, and Equity, for the fiscal year ended May 31, 2003, that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by Deloitte & Touche LLP, independent auditors. The financial statements have been incorporated by reference in reliance upon such reports given upon the authority of said firm as experts in accounting and auditing.



                                 LEGAL MATTERS


     Certain legal matters concerning the issuance of shares of Dividend Growth will be passed upon by Mayer, Brown, Rowe & Maw LLP, New York, New York. Such firm will rely on Maryland counsel as to matters of Maryland law.



                             AVAILABLE INFORMATION


     Additional information about Equity and Dividend Growth is available, as applicable, in the following documents which are incorporated herein by reference: (i) Dividend Growth's Prospectus dated April 29, 2003 attached to this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 27 to Dividend Growth's Registration Statement on Form N-1A (File Nos. 2-70423; 811-3128); (ii) Dividend Growth's Annual Report for its fiscal year ended February 28, 2003, accompanying this Proxy Statement and Prospectus; (iii) Equity's Prospectus dated July 30, 2003 which Prospectus forms a part of Post-Effective Amendment No. 5 to Equity's Registration Statement on Form N-1A (File Nos. 333-49585; 811-8739); and (iv) Equity's Annual Report for its fiscal year ended May 31, 2003. The foregoing documents may be obtained without charge by calling (800) 869-NEWS (toll-free).


     Equity and Dividend Growth are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about Equity and Dividend Growth which are of public record can be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the Reference Room's operations may be obtained by calling the Commission at (202) 942-8090. Reports and other information about each fund are available on the EDGAR Database on the Commission's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

                                OTHER BUSINESS

     Management of Equity knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.



                                      By Order of the Board of Trustees



                                      Mary E. Mullin,
                                      Secretary


October 14, 2003

                                                                      EXHIBIT A

                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 31st day of July, 2003, by and between MORGAN STANLEY DIVIDEND GROWTH SECURITIES INC., a Maryland corporation ("Dividend Growth") and MORGAN STANLEY EQUITY FUND, a Massachusetts business trust ("Equity").

     This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to Dividend Growth of substantially all of the assets of Equity in exchange for the assumption by Dividend Growth of all stated liabilities of Equity and the issuance by Dividend Growth of shares of capital stock, par value $0.01 per share (the "Dividend Growth Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Equity in liquidation of Equity as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:


1. THE REORGANIZATION AND LIQUIDATION OF EQUITY

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Equity agrees to assign, deliver and otherwise transfer the Equity Assets (as defined in paragraph 1.2) to Dividend Growth and Dividend Growth agrees in exchange therefor to assume all of Equity's stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to Equity the number of Dividend Growth Shares, including fractional Dividend Growth Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

     1.2 (a) The "Equity Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by Equity, and any deferred or prepaid expenses shown as an asset on Equity's books on the Valuation Date.

     (b) On or prior to the Valuation Date, Equity will provide Dividend Growth with a list of all of Equity's assets to be assigned, delivered and otherwise transferred to Dividend Growth and a list of the stated liabilities to be assumed by Dividend Growth pursuant to this Agreement. Equity reserves the right to sell any of the securities on such list but will not, without the prior approval of Dividend Growth, acquire any additional securities other than securities of the type in which Dividend Growth is permitted to invest and in amounts agreed to in writing by Dividend Growth. Dividend Growth will, within a reasonable time prior to the Valuation Date, furnish Equity with a statement of Dividend Growth's investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Dividend Growth's investment objective, policies and restrictions. In the event that Equity holds any investments that Dividend Growth is not permitted to hold, Equity will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Equity and Dividend Growth, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Dividend Growth with respect to such investments, Equity if requested by Dividend Growth will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

     1.3 (a) Equity will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. Dividend Growth will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Equity prepared by the Treasurer of Equity as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

     (b) On the Valuation Date, Equity may establish a cash reserve, which shall not exceed 5% of Equity's net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by Equity and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of dissolution.

     1.4 In order for Equity to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, Equity will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

     1.5 On the Closing Date or as soon as practicable thereafter, Equity will distribute Dividend Growth Shares received by Equity pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("Equity Shareholders"). Each Equity Shareholder will receive the class of shares of Dividend Growth that corresponds to the class of shares of Equity currently held by that Equity Shareholder. Accordingly, the Dividend Growth Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Dividend Growth will be distributed to holders of Class A, Class B, Class C and Class D shares of Equity, respectively. Such distribution will be accomplished by an instruction, signed by Equity's Secretary, to transfer Dividend Growth Shares then credited to Equity's account on the books of Dividend Growth to open accounts on the books of Dividend Growth in the names of the Equity Shareholders and representing the respective pro rata number of Dividend Growth Shares due such Equity Shareholders. All issued and outstanding shares of Equity simultaneously will be canceled on Equity's books; however, share certificates representing interests in Equity will represent a number of Dividend Growth Shares after the Closing Date as determined in accordance with paragraph 2.3. Dividend Growth will issue certificates representing Dividend Growth Shares in connection with such exchange only upon the written request of an Equity Shareholder.

     1.6 Ownership of Dividend Growth Shares will be shown on the books of Dividend Growth's transfer agent. Dividend Growth Shares will be issued in the manner described in Dividend Growth's current Prospectus and Statement of Additional Information.

     1.7 Any transfer taxes payable upon issuance of Dividend Growth Shares in a name other than the registered holder of Dividend Growth Shares on Equity's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Dividend Growth Shares are to be issued and transferred.

     1.8 Any reporting responsibility of Equity is and shall remain the responsibility of Equity up to and including the date on which Equity is dissolved and deregistered pursuant to paragraph 1.9.

     1.9 Within one year after the Closing Date, Equity shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the shareholders of Equity as of the close of business on the Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to shareholders). If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to shareholders of Equity, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of Equity for federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. Equity shall be dissolved as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"), promptly following the making of all distributions pursuant to paragraph 1.5 (and, in any event, within one year after the Closing Date).

     1.10 Copies of all books and records maintained on behalf of Equity in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of Dividend Growth or their designee and Dividend Growth or its designee shall comply with applicable record retention requirements to which Equity is subject under the 1940 Act.


2. VALUATION

     2.1 The value of the Equity Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of Equity of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in Dividend Growth's then current Prospectus and Statement of Additional Information.

     2.2 The net asset value of a Dividend Growth Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Dividend Growth's then current Prospectus and Statement of Additional Information.

     2.3 The number of Dividend Growth Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Equity shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Dividend Growth (determined in accordance with paragraph 2.2). For purposes of this paragraph, the aggregate net asset value of each class of shares of Equity shall not include the amount of the Cash Reserve.

     2.4 All computations of value shall be made by Morgan Stanley Services Company Inc. ("Morgan Stanley Services") in accordance with its regular practice in pricing Dividend Growth. Dividend Growth shall cause Morgan Stanley Services to deliver a copy of its valuation report at the Closing.


3. CLOSING AND CLOSING DATE

     3.1 The Closing shall take place on the Valuation Date or in no event later than the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

     3.2 Portfolio securities held by Equity and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the "Custodian"), as custodian for Dividend Growth, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Equity to the Custodian for the account of Dividend Growth on or before the Closing Date in conformity with applicable custody provisions under the

1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary Federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "The Bank of New York, Custodian for Morgan Stanley Dividend Growth Fund."


     3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both Dividend Growth and Equity, accurate appraisal of the value of the net assets of Dividend Growth or the Equity Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.


     3.4 If requested, Equity shall deliver to Dividend Growth or its designee
(a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Equity Shareholders and the number and percentage ownership of outstanding Equity shares owned by each such Equity Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Equity Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Dividend Growth shall issue and deliver to such Secretary a confirmation evidencing delivery of Dividend Growth Shares to be credited on the Closing Date to Equity or provide evidence satisfactory to Equity that such Dividend Growth Shares have been credited to Equity's account on the books of Dividend Growth. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.


4. COVENANTS OF EQUITY AND DIVIDEND GROWTH


     4.1 Except as otherwise expressly provided herein with respect to Equity, Dividend Growth and Equity each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.


     4.2 Dividend Growth will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to Dividend Growth Shares ("Registration Statement"). Equity will provide Dividend Growth with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. Equity will further provide Dividend Growth with such other information and documents relating to Equity as are reasonably necessary for the preparation of the Registration Statement.


     4.3 Equity will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Equity will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that Dividend Growth will furnish Equity with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Dividend Growth as is reasonably necessary for the preparation of the Proxy Materials.

     4.4 Equity will assist Dividend Growth in obtaining such information as Dividend Growth reasonably requests concerning the beneficial ownership of Equity shares.

     4.5 Subject to the provisions of this Agreement, Dividend Growth and Equity will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     4.6 Equity shall furnish or cause to be furnished to Dividend Growth within 30 days after the Closing Date a statement of Equity's assets and liabilities as of the Closing Date, which statement shall be certified by Equity's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Equity shall furnish Dividend Growth, in such form as is reasonably satisfactory to Dividend Growth, a statement certified by Equity's Treasurer of Equity's earnings and profits for Federal income tax purposes that will be carried over to Dividend Growth pursuant to Section 381 of the Code.

     4.7 As soon after the Closing Date as is reasonably practicable, Equity
(a) shall prepare and file all Federal and other tax returns and reports of Equity required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all Federal and other taxes shown as due thereon and/or all Federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

     4.8 Dividend Growth agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.


5. REPRESENTATIONS AND WARRANTIES

     5.1 Dividend Growth represents and warrants to Equity as follows:

     (a) Dividend Growth is a validly existing Maryland corporation with full power to carry on its business as presently conducted;

     (b) Dividend Growth is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of Dividend Growth have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Dividend Growth are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Dividend Growth is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The current Prospectus and Statement of Additional Information of Dividend Growth conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) Dividend Growth is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Dividend Growth's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Dividend Growth is a party or by which it is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Dividend Growth or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Dividend Growth knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year ended February 28, 2003, of Dividend Growth audited by Deloitte & Touche LLP (copies of which will be furnished to Equity), fairly present, in all material respects, Dividend Growth's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there will be no known liabilities of Dividend Growth (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

     (h) All issued and outstanding Dividend Growth Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Dividend Growth's current Statement of Additional Information incorporated by reference in the Registration Statement. Dividend Growth does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

     (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Dividend Growth, and this Agreement constitutes a valid and binding obligation of Dividend Growth enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Dividend Growth's performance of this Agreement;

     (j) Dividend Growth Shares to be issued and delivered to Equity, for the account of the Equity Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Dividend Growth Shares, and will be fully paid and non-assessable.

     (k) All material Federal and other tax returns and reports of Dividend Growth required by law to be filed on or before the Closing Date have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Dividend Growth's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, Dividend Growth has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are foreseen or are reasonably likely to occur which will adversely affect the ability of Dividend Growth to continue to meet the requirements of Subchapter M of the Code;

     (m) Since February 28, 2003 there has been no change by Dividend Growth in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

     (n) The information furnished or to be furnished by Dividend Growth for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Dividend Growth) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     5.2 Equity represents and warrants to Dividend Growth as follows:

     (a) Equity is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

     (b) Equity is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of beneficial interest of Equity have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Equity are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Equity is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The current Prospectus and Statement of Additional Information of Equity conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) Equity is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of Equity's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Equity is a party or by which it is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Equity or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Equity knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Equity for the year ended May 31, 2003, audited by Deloitte & Touche LLP (copies of which have been or will be furnished to Dividend Growth) fairly present, in all material respects, Equity's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Equity (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

     (h) Equity has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

     (i) All issued and outstanding shares of Equity are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Equity's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement. Equity does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Dividend Growth pursuant to paragraph 3.4;

     (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Equity, and subject to the approval of Equity's shareholders, this Agreement constitutes a valid and binding obligation of Equity, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Equity's performance of this Agreement;

     (k) All material Federal and other tax returns and reports of Equity required by law to be filed on or before the Closing Date shall have been filed and are correct and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Equity's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, Equity has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are foreseen or are reasonably likely to occur which will adversely affect the ability of Equity to continue to meet the requirements of Subchapter M of the Code;

     (m) At the Closing Date, Equity will have good and valid title to the Equity Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Equity which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, Dividend Growth will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

     (n) On the effective date of the Registration Statement, at the time of the meeting of Equity's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Dividend Growth Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Equity for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable Federal securities and other laws and regulations thereunder;

     (o) Equity will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

     (p) Equity has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

     (q) Equity is not acquiring Dividend Growth Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.


6. CONDITIONS PRECEDENT TO OBLIGATIONS OF EQUITY

     The obligations of Equity to consummate the transactions provided for herein shall be subject, at its election, to the performance by Dividend Growth of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     6.1 All representations and warranties of Dividend Growth contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 Dividend Growth shall have delivered to Equity a certificate of its President and Treasurer, in a form reasonably satisfactory to Equity and dated as of the Closing Date, to the effect that the representations and warranties of Dividend Growth made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Equity shall reasonably request;

     6.3 Equity shall have received a favorable opinion from Mayer, Brown, Rowe & Maw LLP, counsel to Dividend Growth, dated as of the Closing Date, to the effect that:

     (a) Dividend Growth is a validly existing Maryland corporation, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Maryland counsel may be relied upon in delivering such opinion); (b) Dividend Growth is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Dividend Growth and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Equity, is a valid and binding obligation of Dividend Growth enforceable against Dividend Growth in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) Dividend Growth Shares to be issued to Equity Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable, and no shareholder of Dividend Growth has any preemptive rights to subscription or purchase in respect thereof (Maryland counsel may be relied upon in delivering such opinion);
   (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Dividend Growth's Articles of Incorporation or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Dividend Growth of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees or annual fees pursuant to Dividend Growth's 12b-1 plan of distribution from those described in Dividend Growth's Prospectus dated April 29, 2003 and Statement of Additional Information dated April 29, 2003.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF DIVIDEND GROWTH

     The obligations of Dividend Growth to complete the transactions provided for herein shall be subject, at its election, to the performance by Equity of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of Equity contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 Equity shall have delivered to Dividend Growth at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to Dividend Growth and dated as of the Closing Date, to the effect that the representations and warranties of Equity made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Dividend Growth shall reasonably request;

     7.3 Equity shall have delivered to Dividend Growth a statement of the Equity Assets and its liabilities, together with a list of Equity's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Equity;

     7.4 Equity shall have delivered to Dividend Growth within three business days after the Closing a letter from Deloitte & Touche LLP for the taxable years ended May 31, 2002 and 2003, dated as of the Closing Date stating that
(a) such respective firm has performed a limited review of the federal and state income tax returns of Equity for each of the respective taxable years and, based on such limited review, nothing came to their attention that caused them to believe that such returns did not properly reflect, in all material respects, the federal and state income tax liabilities of Equity for the periods covered thereby, (b) for the period from May 31, 2003 to and including the Closing Date, Deloitte & Touche LLP has performed a limited review (based on unaudited financial data) to ascertain the amount of applicable federal, state and local taxes and has determined that same either have been paid or reserves have been established for payment of such taxes, and, based on such limited review, nothing came to their attention that caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of all federal, state and local tax liabilities for the period from May 31, 2003 to and including the Closing Date and (c) based on such limited reviews, nothing came to their attention that caused them to believe that Equity would not qualify as a regulated investment company for Federal income tax purposes for any such year or period;

     7.5 Dividend Growth shall have received at the Closing a favorable opinion from Mayer, Brown, Rowe & Maw LLP, counsel to Equity, dated as of the Closing Date to the effect that:

     (a) Equity is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Equity is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Equity and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Dividend Growth, is a valid and binding obligation of Equity enforceable against Equity in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Equity's Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Equity of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     7.6 On the Closing Date, the Equity Assets shall include no assets that Dividend Growth, by reason of limitations of the fund's Articles of Incorporation or otherwise, may not properly acquire.


8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF DIVIDEND GROWTH AND EQUITY

     The obligations of Equity and Dividend Growth hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Equity in accordance with the provisions of Equity's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to Dividend Growth;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such Federal and state authorities) deemed necessary by Dividend Growth or Equity to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Dividend Growth or Equity;

     8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 Equity shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Equity

Shareholders all of Equity's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and


     8.6 The parties shall have received the opinion of the law firm of Mayer, Brown, Rowe & Maw LLP (based on such representations as such law firm shall reasonably request), addressed to Dividend Growth and Equity, which opinion may be relied upon by the shareholders of Equity, substantially to the effect that, for federal income tax purposes:


     (a) The transfer of Equity's assets in exchange for Dividend Growth Shares and the assumption by Dividend Growth of certain stated liabilities of Equity followed by the distribution by Equity of Dividend Growth Shares to the Equity Shareholders in exchange for their Equity shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Equity and Dividend Growth will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;


     (b) No gain or loss will be recognized by Dividend Growth upon the receipt of the assets of Equity solely in exchange for Dividend Growth Shares and the assumption by Dividend Growth of the stated liabilities of Equity;


     (c) No gain or loss will be recognized by Equity upon the transfer of the assets of Equity to Dividend Growth in exchange for Dividend Growth Shares and the assumption by Dividend Growth of the stated liabilities or upon the distribution of Dividend Growth Shares to the Equity Shareholders in exchange for their Equity shares;


     (d) No gain or loss will be recognized by the Equity Shareholders upon the exchange of the Equity shares for Dividend Growth Shares;


     (e) The aggregate tax basis for Dividend Growth Shares received by each Equity Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the Equity shares held by each such Equity Shareholder immediately prior to the Reorganization;


     (f) The holding period of Dividend Growth Shares to be received by each Equity Shareholder will include the period during which the Equity shares surrendered in exchange therefor were held (provided such Equity shares were held as capital assets on the date of the Reorganization);


     (g) The tax basis of the assets of Equity acquired by Dividend Growth will be the same as the tax basis of such assets to Equity immediately prior to the Reorganization; and


     (h) The holding period of the assets of Equity in the hands of Dividend Growth will include the period during which those assets were held by Equity.

     Notwithstanding anything herein to the contrary, neither Dividend Growth nor Equity may waive the conditions set forth in this paragraph 8.6.


9. FEES AND EXPENSES

     9.1 (a) Dividend Growth shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. Equity shall bear its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

     (b) In the event the transactions contemplated herein are not consummated by reason of Equity being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Equity's obligations specified in this Agreement), Equity's only obligation hereunder shall be to reimburse Dividend Growth for all reasonable out-of-pocket fees and expenses incurred by Dividend Growth in connection with those transactions.

     (c) In the event the transactions contemplated herein are not consummated by reason of Dividend Growth being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Dividend Growth's obligations specified in this Agreement), Dividend Growth's only obligation hereunder shall be to reimburse Equity for all reasonable out-of-pocket fees and expenses incurred by Equity in connection with those transactions.


10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 This Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Equity hereunder shall not survive the dissolution and complete liquidation of Equity in accordance with Section 1.9.


11. TERMINATION

     11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

     (a) by the mutual written consent of Equity and Dividend Growth;

     (b) by either Dividend Growth or Equity by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement), if the Closing shall not have occurred on or before May 31, 2004; or

     (c) by either Dividend Growth or Equity, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Equity Shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

   11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1 (a) or
   (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Dividend Growth or Equity, or the trustees or officers of Dividend Growth or Equity, to any other party or its trustees or officers.


     (b) Termination of this Agreement pursuant to paragraph 11.1 (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Dividend Growth or Equity, or the trustees or officers of Dividend Growth or Equity, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.


12. AMENDMENTS


     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.


13. MISCELLANEOUS


     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.


     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.


     13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.


     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.


     13.5 The obligations and liabilities of Dividend Growth hereunder are solely those of Dividend Growth. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Dividend Growth shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Dividend Growth and signed by authorized officers of Dividend Growth acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.


     13.6 The obligations and liabilities of Equity hereunder are solely those of Equity. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Equity shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Equity and signed by authorized officers of Equity acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.



                                      MORGAN STANLEY EQUITY FUND




                                      By: /s/ Charles A. Fiumefreddo
                                         --------------------------------------
                                         Name:  Charles A. Fiumefreddo
                                         Title: Chairman




                                      MORGAN STANLEY DIVIDEND GROWTH
                                      SECURITIES INC.




                                      By:  /s/ Barry Fink
                                         --------------------------------------
                                         Name:  Barry Fink
                                         Title: Vice President

                                                                   EXHIBIT B

                                                          September 30, 2003
                                                                  Supplement

[MORGANSTANLEY LOGO]





                      SUPPLEMENT DATED SEPTEMBER 30, 2003

                             TO THE PROSPECTUS OF

                MORGAN STANLEY DIVIDEND GROWTH SECURITIES INC.

                             Dated April 29, 2003



The second paragraph of the section of the Prospectus titled "FUND MANAGEMENT" is hereby replaced by the following:


     The Fund is managed within the Dividend Growth Team. Current members of the team include Sean Aurigemma and Aaron Clark, Executive Directors of the Investment Manager.




              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.





                                                                        39917SPT

                                                   [MORGAN STANLEY LOGO OMITTED]




Morgan Stanley Dividend Growth Securities

A mutual fund that seeks to provide                     [GRAPHIC OMITTED]
reasonable current income and
long-term growth of income and
capital









                                                     Prospectus | April 29, 2003



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents



The Fund                    INVESTMENT OBJECTIVE .............................................   1

                            PRINCIPAL INVESTMENT STRATEGIES ..................................   1

                            PRINCIPAL RISKS ..................................................   2

                            PAST PERFORMANCE .................................................   3

                            FEES AND EXPENSES ................................................   5

                            ADDITIONAL INVESTMENT STRATEGY INFORMATION .......................   6

                            ADDITIONAL RISK INFORMATION ......................................   7

                            FUND MANAGEMENT ..................................................   8

Shareholder Information     PRICING FUND SHARES ..............................................   9

                            HOW TO BUY SHARES ................................................   9

                            HOW TO EXCHANGE SHARES ...........................................  11

                            HOW TO SELL SHARES ...............................................  12

                            DISTRIBUTIONS ....................................................  14

                            TAX CONSEQUENCES .................................................  15

                            SHARE CLASS ARRANGEMENTS .........................................  16

Financial Highlights        ..................................................................  24

Morgan Stanley Funds        ..................................................... INSIDE BACK COVER

                            THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                            PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

The Fund


[GRAPHIC OMITTED]

INVESTMENT OBJECTIVE
--------------------
Morgan Stanley Dividend Growth Securities Inc. seeks to provide reasonable current income and long-term growth of income and capital.


[GRAPHIC OMITTED]

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------
The Fund will normally invest at least 80% of its assets in common stocks of companies with a record of paying dividends and the potential for increasing dividends. The Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., initially employs a quantitative screening process in an attempt to identify a number of common stocks which are undervalued and which have a record of paying dividends. The Investment Manager then applies qualitative analysis to determine which stocks it believes have the potential to increase dividends and, finally, to determine whether any of the stocks should be added to or sold from the Fund's portfolio.

[sidebar]
GROWTH AND INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[end sidebar]


The Fund's stock investments may include foreign securities held directly (or in the form of depositary receipts that are listed in the U.S. on a national securities exchange).


Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

The remaining 20% of the Fund's assets may be invested in fixed-income and convertible securities.


In addition, the Fund may utilize forward foreign currency exchange contracts.


In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others.

[GRAPHIC OMITTED]

PRINCIPAL RISKS
---------------
There is no assurance that the Fund will achieve its investment objective. The Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.


Foreign Securities. The Fund's investments in foreign securities, including depositary receipts, involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. In particular, the price of securities could be adversely affected by changes in the exchange rate between the U.S. dollar and a foreign market's local currency.


Foreign securities also have risks related to economic and political developments abroad, including any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Other Risks. The performance of the Fund also will depend on whether or not the Investment Manager is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments including the risks associated with its investments in fixed-income and convertible securities. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC OMITTED]

PAST PERFORMANCE
----------------

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns. This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past 10 calendar years.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

[GRAPHIC OMITTED]

14.20%  -3.18%  34.89%  19.27%  25.66%  17.82%  -1.07%  5.33%   -9.18%  -19.36%
------  ------  ------  ------  ------  ------  ------  -----   ------  -------
1993     '94     '95     '96     '97     '98     '99     2000     '01     '02

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. Year-to-date total return as of March 31, 2003 was -4.39%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.74% (quarter ended June 30, 1997) and the lowest return for a calendar quarter was -20.42% (quarter ended September 30, 2002).

Average Annual Total Returns This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2002)



-----------------------------------------------------------------------------------------------------------------
                                                       PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS    LIFE OF FUND
-----------------------------------------------------------------------------------------------------------------
Class A1: Return Before Taxes                            -22.99%        -2.55%           --             -1.75%
-----------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index(2)                           -22.09%        -0.58%           --              0.25%
-----------------------------------------------------------------------------------------------------------------
Lipper Large-Cap Value Index(3)                          -19.68%        -0.39%           --              0.38%
-----------------------------------------------------------------------------------------------------------------
Class B1: Return Before Taxes                            -23.26%        -2.39%          7.23%             --
-----------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(4)              -23.94%        -3.79%          5.97%             --
-----------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions and Sale of
     Fund Shares                                         -13.84%        -1.85%          5.82%             --
-----------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index(2)                           -22.09%        -0.58%          9.35%             --
-----------------------------------------------------------------------------------------------------------------
Lipper Large-Cap Value Index(3)                          -19.68%        -0.39%          8.72%             --
-----------------------------------------------------------------------------------------------------------------
Class C1: Return Before Taxes                            -20.12%        -2.22%           --             -1.49%
-----------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index(2)                           -22.09%        -0.58%           --              0.25%
-----------------------------------------------------------------------------------------------------------------
Lipper Large-Cap Value Index(3)                          -19.68%        -0.39%           --              0.38%
-----------------------------------------------------------------------------------------------------------------
Class D1: Return Before Taxes                            -18.54%        -1.26%           --             -0.53%
-----------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index(2)                           -22.09%        -0.58%           --              0.25%
-----------------------------------------------------------------------------------------------------------------
Lipper Large-Cap Value Index(3)                          -19.68%        -0.39%           --              0.38%
-----------------------------------------------------------------------------------------------------------------



1 Class B commenced operations on March 30, 1981. Classes A, C and D commenced operations on July 28, 1997.

2 The Standard & Poor's (Registered Trademark)  500 Index (S&P 500 (Registered
 Trademark) ) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

3 The Lipper Large-Cap Value Fund Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Value Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

4 These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

The above table shows after tax returns for the Fund's Class B shares. The after tax returns for the Fund's other Classes will vary from the Class B shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

[GRAPHIC OMITTED]


FEES AND EXPENSES
-----------------

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares:
Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.




                                                     CLASS A      CLASS B      CLASS C     CLASS D
--------------------------------------------------------------------------------------------------
  SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)      5.25%(1)     None         None       None
--------------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a
  percentage based on the lesser of the offering
  price or net asset value at redemption)            None(2)     5.00%(3)     1.00%(4)    None
--------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------
  Management fee                                     0.41%       0.41%        0.41%      0.41%
--------------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fees              0.23%       1.00%        1.00%      None
--------------------------------------------------------------------------------------------------
  Other expenses                                     0.13%       0.13%        0.13%      0.13%
--------------------------------------------------------------------------------------------------
  Total annual Fund operating expenses               0.77%       1.54%        1.54%      0.54%
--------------------------------------------------------------------------------------------------



[sidebar]
SHAREHOLDER FEES
These fees are paid directly from your investment.


ANNUAL FUND OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended February 28, 2003.

[end sidebar]


1  Reduced for purchases of $25,000 and over.

2 Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

3 The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

4  Only applicable if you sell your shares within one year after purchase.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.


                 IF YOU SOLD YOUR SHARES:                              IF YOU HELD YOUR SHARES:
----------------------------------------------------------   --------------------------------------------
              1 YEAR     3 YEARS     5 YEARS     10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
             --------   ---------   ---------   ----------   --------   ---------   ---------   ---------
 Class A       $600        $758      $  930       $1,429       $600        $758        $930      $1,429
----------     ----        ----      ------       ------       ----        ----        ----      ------
 Class B       $657        $786      $1,039       $1,834       $157        $486        $839      $1,834
----------     ----        ----      ------       ------       ----        ----        ----      ------
 Class C       $257        $486      $  839       $1,834       $157        $486        $839      $1,834
----------     ----        ----      ------       ------       ----        ----        ----      ------
 Class D       $ 55        $173      $  302       $  677       $ 55        $173        $302      $  677
----------     ----        ----      ------       ------       ----        ----        ----      ------



While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.





[GRAPHIC OMITTED]


ADDITIONAL INVESTMENT STRATEGY INFORMATION
------------------------------------------
This section provides additional information relating to the Fund's principal investment strategies.



Other Investments. The Fund may invest up to 20% of its assets in convertible debt securities, convertible preferred securities, U.S. government securities, investment grade corporate debt securities and/or money market securities. Up to 5% of the Fund's assets may be invested in convertible securities rated below investment grade. The Fund's fixed-income investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payments until maturity.


Forward Foreign Currency Exchange Contracts. The Fund's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Fund may use these instruments to modify its exposure to various currency markets.

Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.


The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


[GRAPHIC OMITTED]

ADDITIONAL RISK INFORMATION
---------------------------
This section provides additional information relating to the principal risks of investing in the Fund.

Convertible Securities. The Fund may invest a portion of its assets in convertible securities, which are debt or preferred securities that generally pay interest or dividends and may be converted into common stock. These securities may carry risks associated with both common stock and fixed-income securities. A portion of the Fund's convertible investments may be rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative characteristics.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. While the credit risk for U.S. government securities in which the Fund may invest is minimal, the Fund's investment grade corporate debt holdings may have speculative characteristics.


Forward Foreign Currency Exchange Contracts. Use of forward foreign currency exchange contracts involves risks. If the Investment Manager employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and, thus, could involve a significant risk.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

[GRAPHIC OMITTED]



FUND MANAGEMENT
---------------

The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

[sidebar]
MORGAN STANLEY INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $115 billion in assets under management as of March 31, 2003.
[end sidebar]

The Fund's portfolio is managed within the Large Cap Value team. Current members of the team include Richard M. Behler, a Managing Director of the Investment Manager, Steven Epstein and Brian L. Kramp, Executive Directors of the Investment Manager, Matthew S. Levitties and Eric F. Scharpf, Vice Presidents of the Investment Manager, and Douglas W. Kugler and Matthew H. Taylor, Senior Associates of the Investment Manager.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended February 28, 2003 the Fund accrued total compensation to the Investment Manager amounting to 0.41% of the Fund's average daily net assets.

Shareholder Information


[GRAPHIC OMITTED]

PRICING FUND SHARES
-------------------
The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.


The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Directors. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price.


An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.




[GRAPHIC OMITTED]


HOW TO BUY SHARES
-----------------
You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.


[sidebar]
CONTACTING A FINANCIAL ADVISOR
If you are new to the Morgan Stanley Funds and would like to contact a Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
[end sidebar]

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares.



MINIMUM INVESTMENT AMOUNTS
--------------------------------------------------------
                                     MINIMUM INVESTMENT
                                  -----------------------
INVESTMENT OPTIONS                 INITIAL    ADDITIONAL
----------------------------------------------------------
  Regular Accounts                 $ 1,000     $  100
----------------------------------------------------------
  Individual Retirement Account    $ 1,000     $  100
----------------------------------------------------------
  Coverdell Education Savings
  Account                          $   500     $  100
----------------------------------------------------------
  EasyInvest(SM)                   $   100*    $  100*
  (Automatically from your
  checking or savings account
  or Money Market Fund)
----------------------------------------------------------


*  Provided your schedule of investments totals $1,000 in twelve months.

[sidebar]
EASYINVEST(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
[end sidebar]


There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.


Investment Options for Certain Institutional and Other Investors/Class D Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.


Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

 o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

 o Make out a check for the total amount payable to: Morgan Stanley Dividend Growth Securities Inc.

 o Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

[GRAPHIC OMITTED]

HOW TO EXCHANGE SHARES
----------------------

Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.



Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.


Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.


An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.


The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.


Telephone Exchanges. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.


Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.


Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.


Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.


You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.


Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.


CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.


For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.


[GRAPHIC OMITTED]

HOW TO SELL SHARES
------------------
You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.


OPTIONS            PROCEDURES
------------------ ---------------------------------------------------------------------------------------------
Contact Your       To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
Financial Advisor  financial representative.
                   ---------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]  Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
----------------------------------------------------------------------------------------------------------------

OPTIONS          PROCEDURES
---------------- --------------------------------------------------------------------------------------------------
By Letter        You can also sell your shares by writing a "letter of instruction" that includes:
                   o  your account number;
[GRAPHIC           o  the name of the Fund;
OMITTED]           o  the dollar amount or the number of shares you wish to sell;
                   o  the Class of shares you wish to sell; and
                   o  the signature of each owner as it appears on the account.
                 --------------------------------------------------------------------------------------------------
                 If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                 --------------------------------------------------------------------------------------------------
                 Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                 --------------------------------------------------------------------------------------------------
                 A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
-------------------------------------------------------------------------------------------------------------------
Systematic       If your investment in all of the Morgan Stanley Funds has a total market value of at least
Withdrawal Plan  $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or
[GRAPHIC         annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the
OMITTED]         plan, you must meet the plan requirements.
                 --------------------------------------------------------------------------------------------------
                 Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                 section of this Prospectus.
                 --------------------------------------------------------------------------------------------------
                 To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
-------------------------------------------------------------------------------------------------------------------

Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.


Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.


Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.


Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest(SM), if after 12 months the shareholder has invested less than $1,000 in the account.


However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.


Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[GRAPHIC OMITTED]

DISTRIBUTIONS
-------------

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

[sidebar]
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
[end sidebar]

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders quarterly. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.


Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.

[GRAPHIC OMITTED]

TAX CONSEQUENCES
----------------
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.


Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

o   The Fund makes distributions; and

o   You sell Fund shares, including an exchange to another Morgan Stanley Fund.

Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.


Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.


Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.


When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

[GRAPHIC OMITTED]

SHARE CLASS ARRANGEMENTS
------------------------
The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.


The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.


Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.


The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:



                                                                                                 MAXIMUM
CLASS     SALES CHARGE                                                                      ANNUAL 12b-1 FEE
-------------------------------------------------------------------------------------------------------------
  A       Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more;
          shares sold without an initial sales charge are generally subject to a 1.0% CDSC
          during the first year                                                                  0.25%
-------------------------------------------------------------------------------------------------------------
  B       Maximum 5.0% CDSC during the first year decreasing to 0% after six years               1.00%
-------------------------------------------------------------------------------------------------------------
  C       1.0% CDSC during the first year                                                        1.00%
-------------------------------------------------------------------------------------------------------------
  D       None                                                                                   None
-------------------------------------------------------------------------------------------------------------



CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.


The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:


                                                  FRONT-END SALES CHARGE
                                     --------------------------------------------------
                                           PERCENTAGE OF       APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION           PUBLIC OFFERING PRICE   OF NET AMOUNT INVESTED
---------------------------------------------------------------------------------------
  Less than $25,000                           5.25%                   5.54%
---------------------------------------------------------------------------------------
  $25,000 but less than $50,000               4.75%                   4.99%
---------------------------------------------------------------------------------------
  $50,000 but less than $100,000              4.00%                   4.17%
---------------------------------------------------------------------------------------
  $100,000 but less than $250,000             3.00%                   3.09%
---------------------------------------------------------------------------------------
  $250,000 but less than $500,000             2.50%                   2.56%
---------------------------------------------------------------------------------------
  $500,000 but less than $1 million           2.00%                   2.04%
---------------------------------------------------------------------------------------
  $1 million and over                         0.00%                   0.00%
---------------------------------------------------------------------------------------

[sidebar]
FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
[end sidebar]



The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:


o  A single account (including an individual, trust or fiduciary account).

o Family member accounts (limited to husband, wife and children under the age of 21).

o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o  Tax-exempt organizations.

o  Groups organized for a purpose other than to buy mutual fund shares.


Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.


Right of Accumulation. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.


You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.



Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.


Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:


o A trust for which a banking affiliate of the Investment Manager provides discretionary trustee services.



o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.


o Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Trust serves as trustee,
   (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.


o A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

o Insurance company separate accounts that have been approved by the Fund's distributor.



o A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that:
   (1) the client sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.



o Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.



o Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.



CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.


                                      CDSC AS A PERCENTAGE
YEAR SINCE PURCHASE PAYMENT MADE       OF AMOUNT REDEEMED
-----------------------------------------------------------
  First                                      5.0%
-----------------------------------------------------------
  Second                                     4.0%
-----------------------------------------------------------
  Third                                      3.0%
-----------------------------------------------------------
  Fourth                                     2.0%
-----------------------------------------------------------
  Fifth                                      2.0%
-----------------------------------------------------------
  Sixth                                      1.0%
-----------------------------------------------------------
  Seventh and thereafter                     None
-----------------------------------------------------------

[sidebar]
CONTINGENT DEFERRED SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
[end sidebar]

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.


The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.


CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.


o Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

o  Sales of shares held for you as a participant in a Morgan Stanley Eligible
   Plan.


o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.


o Sales of shares that are attributable to reinvested distributions from, or the proceeds of, certain unit investment trusts sponsored by Morgan Stanley DW.


o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.


All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.


Distribution Fee. Class B shares are subject to an annual distribution (12b-1) fee of 1.0% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the 12b-1 plan on July 2, 1984 (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the inception of the 12b-1 plan upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B attributable to shares issued, net of related shares sold, since the inception of the 12b-1 plan. This fee is higher than the annual distribution fee paid by Class A.

Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)


In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.


Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.



If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund or Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.



Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.


For example, if you held Class B shares of the Fund in a regular account for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a Fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that Fund up to the amount of any applicable CDSC.


In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.


CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The

CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.


Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.


o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.


o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.


o Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

o Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.


o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.


o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.



A purchase order that meets the requirements for investment in Class D can be made only in Class D shares.



Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).

Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

Financial Highlights


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



Class A Shares:
------------------------------------------------------------------------------------------------------------------------------
                                                                         FOR THE YEAR ENDED FEBRUARY 28,
                                                  ----------------------------------------------------------------------------
                                                        2003            2002           2001           2000*           1999
------------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                   $46.44          $52.54           $50.11        $60.22         $58.39
------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income[+/+]                             0.68            0.71             0.84          0.94           1.05
   Net realized and unrealized gain (loss)              (11.41)          (3.51)            8.35         (7.75)          3.58
                                                     ---------       ---------        ---------     ---------      ---------
 Total income (loss) from investment operations         (10.73)          (2.80)            9.19        ( 6.81)          4.63
------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
   Net investment income                                 (0.72)          (0.70)           (0.92)        (0.99)         (1.02)
   Net realized gain                                     (0.98)          (2.60)           (5.84)        (2.31)         (1.78)
                                                     ---------       ---------        ----------    ---------      ----------
 Total dividends and distributions                       (1.70)          (3.30)           (6.76)        (3.30)         (2.80)
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $34.01          $46.44           $52.54        $50.11         $60.22
------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                          (23.66)%         (5.35)%          19.31%       (12.07)%         8.10%
------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                 0.77%           0.73%            0.73%         0.67%          0.64%
------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                    1.69%           1.46%            1.57%         1.52%          1.76%
------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands              $104,419        $145,257         $223,106      $214,669       $227,457
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     7%              0%               1%            4%            13%
------------------------------------------------------------------------------------------------------------------------------



*      Year ended February 29.

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

Class B Shares
---------------------------------------------------------------------------------
                                                  FOR THE YEAR ENDED FEBRUARY 28,
                                                ---------------------------------
                                                        2003            2002
---------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------
 Net asset value, beginning of period                   $46.46          $52.54
---------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income[+/+]                             0.37            0.34
   Net realized and unrealized gain (loss)              (11.41)          (3.50)
                                                     ---------       ---------
 Total income (loss) from investment operations         (11.04)          (3.16)
---------------------------------------------------------------------------------
 Less dividends and distributions from:
   Net investment income                                 (0.40)          (0.32)
   Net realized gain                                     (0.98)          (2.60)
                                                     ---------       ---------
 Total dividends and distributions                       (1.38)          (2.92)
---------------------------------------------------------------------------------
 Net asset value, end of period                         $34.04          $46.46
---------------------------------------------------------------------------------
 TOTAL RETURN+                                          (24.27)%         (6.06)%
---------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
---------------------------------------------------------------------------------
 Expenses                                                 1.54%           1.49%
---------------------------------------------------------------------------------
 Net investment income                                    0.92%           0.70%
---------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------
 Net assets, end of period, in thousands            $6,020,242      $9,865,150
---------------------------------------------------------------------------------
 Portfolio turnover rate                                     7%              0%
---------------------------------------------------------------------------------


Class B Shares
----------------------------------------------------------------------------------------------------
                                                          FOR THE YEAR ENDED FEBRUARY 28,
                                                  --------------------------------------------------
                                                            2001            2000*            1999
----------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
----------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                      $50.10        $60.18             $58.36
----------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income[+/+]                                0.47          0.64               0.77
   Net realized and unrealized gain (loss)                   8.35         (7.73)              3.58
                                                       ----------    ----------         ----------
 Total income (loss) from investment operations              8.82         (7.09)              4.35
----------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
   Net investment income                                    (0.54)        (0.68)             (0.75)
   Net realized gain                                        (5.84)        (2.31)             (1.78)
                                                       ----------    ----------         -----------
 Total dividends and distributions                          (6.38)        (2.99)             (2.53)
----------------------------------------------------------------------------------------------------
 Net asset value, end of period                            $52.54        $50.10             $60.18
----------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                              18.48%       (12.49)%             7.59%
----------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
----------------------------------------------------------------------------------------------------
 Expenses                                                    1.42%         1.15%              1.11%
----------------------------------------------------------------------------------------------------
 Net investment income                                       0.88%         1.04%              1.29%
----------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands              $11,819,378   $12,869,283        $18,060,848
----------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                        1%            4%                13%
----------------------------------------------------------------------------------------------------



*      Year ended February 29.

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

Class C Shares
--------------------------------------------------------------------------------------------------------------------------------
                                                                        FOR THE YEAR ENDED FEBRUARY 28,
                                                  ------------------------------------------------------------------------------
                                                       2003           2002           2001           2000*           1999
--------------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                 $46.32          $52.44         $49.96          $60.02         $58.28
--------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income[+/+]                           0.37            0.35           0.50            0.47           0.59
   Net realized and unrealized gain (loss)            (11.38)          (3.49)          8.32           (7.70)          3.56
                                                    --------       ---------      ---------       ---------      ---------
 Total income (loss) from investment operations       (11.01)          (3.14)          8.82           (7.23)          4.15
--------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
   Net investment income                               (0.41)          (0.38)         (0.50)          (0.52)         (0.63)
   Net realized gain                                   (0.98)          (2.60)         (5.84)          (2.31)         (1.78)
                                                    --------       ---------      ----------      ---------      ----------
 Total dividends and distributions                     (1.39)          (2.98)         (6.34)          (2.83)         (2.41)
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $33.92          $46.32         $52.44          $49.96         $60.02
--------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                        (24.26)%         (6.05)%        18.54%         (12.73)%         7.26%
--------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
--------------------------------------------------------------------------------------------------------------------------------
 Expenses                                               1.54%           1.48%          1.37%           1.43%          1.43%
--------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                  0.92%           0.71%          0.93%           0.76%          0.97%
--------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands             $82,544        $124,976       $139,320        $135,496       $144,425
--------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   7%              0%             1%              4%            13%
--------------------------------------------------------------------------------------------------------------------------------



*      Year ended February 29.

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

Class D Shares
-------------------------------------------------------------------------------------------------------------------------------
                                                                         FOR THE YEAR ENDED FEBRUARY 28,
                                                  -----------------------------------------------------------------------------
                                                        2003            2002           2001           2000*           1999
-------------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                   $46.47          $52.59         $50.16          $60.26         $58.43
-------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income[+/+]                             0.77            0.83           0.97            1.09           1.17
   Net realized and unrealized gain (loss)              (11.41)          (3.53)          8.35           (7.76)          3.59
                                                     ---------       ---------      ---------       ---------      ---------
 Total income (loss) from investment operations         (10.64)          (2.70)          9.32           (6.67)          4.76
-------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
   Net investment income                                 (0.82)          (0.82)         (1.05)          (1.12)         (1.15)
   Net realized gain                                     (0.98)          (2.60)         (5.84)          (2.31)         (1.78)
                                                     ---------       ---------      ----------      ---------      ----------
 Total dividends and distributions                       (1.80)          (3.42)         (6.89)          (3.43)         (2.93)
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $34.03          $46.47         $52.59          $50.16         $60.26
-------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                          (23.50)%         (5.10)%        19.60%         (11.85)%         8.33%
-------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
-------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                 0.54%           0.49%          0.48%           0.43%          0.43%
-------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                    1.92%           1.70%          1.82%           1.76%          1.97%
-------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands              $376,299        $480,234       $423,519        $405,246       $488,987
-------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     7%              0%             1%              4%            13%
-------------------------------------------------------------------------------------------------------------------------------



*      Year ended February 29.

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

Notes



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28

  Morgan Stanley Funds
--------------------------------------------------------------------------------


 O    GLOBAL/INTERNATIONAL FUNDS

      European Growth Fund

      Fund of Funds - International Portfolio

      Global Advantage Fund

      Global Dividend Growth Securities

      International Fund

      International SmallCap Fund

      International Value Equity Fund

      Japan Fund

      Latin American Growth Fund

      Pacific Growth Fund




 O    GROWTH FUNDS


      21st Century Trend Fund

      Aggressive Equity Fund

      All Star Growth Fund

      American Opportunities Fund

      Capital Opportunities Trust

      Developing Growth Securities Trust

      Growth Fund

      KLD Social Index Fund

      Market Leader Trust

      Nasdaq-100 Index Fund

      New Discoveries Fund

      Next Generation Trust

      Small-Mid Special Value Fund

      Special Growth Fund

      Special Value Fund

      Tax-Managed Growth Fund




 O    GROWTH + INCOME FUNDS


      Allocator Fund

      Balanced Growth Fund

      Balanced Income Fund

      Convertible Securities Trust

      Dividend Growth Securities

      Equity Fund

      Fund of Funds - Domestic Portfolio

      Fundamental Value Fund

      Income Builder Fund

      Mid-Cap Value Fund

      S&P 500 Index Fund

      Strategist Fund

      Total Market Index Fund

      Total Return Trust

      Value Fund

      Value-Added Market Series--Equity Portfolio




 O    INCOME FUNDS


      Federal Securities Trust

      Flexible Income Trust

      High Yield Securities

      Limited Duration Fund(NL)

      Limited Duration U.S. Treasury Trust

      Liquid Asset Fund (MM)

      Quality Income Trust

      U.S. Government Money Market Trust (MM)

      U.S. Government Securities Trust




 O    SPECIALTY FUNDS


      Biotechnology Fund

      Financial Services Trust

      Global Utilities Fund

      Health Sciences Trust

      Information Fund

      Natural Resource Development Securities

      Real Estate Fund

      Technology Fund

      Utilities Fund




 O    TAX-FREE INCOME FUNDS


      California Tax-Free Daily Income Trust (MM)

      California Tax-Free Income Fund

      Hawaii Municipal Trust (FSC)

      Limited Term Municipal Trust (NL)

      Multi-State Municipal Series Trust (FSC)

      New York Municipal Money Market Trust (MM)

      New York Tax-Free Income Fund

      Tax-Exempt Securities Trust

      Tax-Free Daily Income Trust (MM)



--------------------------------------------------------------------------------


  There may be funds created or terminated after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designation, e.g., Multi-Class Fund or Money Market Fund.

  Unless otherwise noted, each listed Morgan Stanley Fund, except for Limited Duration U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional

Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:


                                (800) 869-NEWS


You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:


                          www.morganstanley.com/funds


Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  TICKER SYMBOLS:

  Class A:                              DIVAX
--------------------------------------------------
  Class B:                              DIVBX
--------------------------------------------------

  Class C:                              DIVCX
--------------------------------------------------
  Class D:                              DIVDX
--------------------------------------------------


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3128)
CLF#37910PRO



                                                   [MORGAN STANLEY LOGO OMITTED]

       Morgan Stanley Dividend
       Growth Securities



       A mutual fund that seeks to provide reasonable current income and long-term growth of income and capital


                                                  Prospectus      April 29, 2003

                MORGAN STANLEY DIVIDEND GROWTH SECURITIES INC.
                                    PART B
                      STATEMENT OF ADDITIONAL INFORMATION



     This Statement of Additional Information relates to the shares of Morgan Stanley Dividend Growth Securities Inc. ("Dividend Growth") to be issued pursuant to an Agreement and Plan of Reorganization, dated July 31, 2003, between Dividend Growth and Morgan Stanley Equity Fund ("Equity") in connection with the acquisition by Dividend Growth of substantially all of the assets, subject to stated liabilities, of Equity. This Statement of Additional Information does not constitute a prospectus. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated October 14, 2003. A copy of the Proxy Statement and Prospectus may be obtained without charge by mailing a written request to Dividend Growth, c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, NJ 07311 or by calling (800) 869-NEWS (TOLL FREE). Please retain this document for future reference.


   The date of this Statement of Additional Information is October 14, 2003.

                               TABLE OF CONTENTS




                                                           PAGE
                                                          -----
INTRODUCTION ..........................................     B-3
ADDITIONAL INFORMATION ABOUT DIVIDEND GROWTH ..........     B-3
ADDITIONAL INFORMATION ABOUT EQUITY ...................     B-4
FINANCIAL STATEMENTS ..................................     B-5

                                  INTRODUCTION


     This Statement of Additional Information is intended to supplement the information provided in the Proxy Statement and Prospectus dated October 14, 2003 (the "Proxy Statement and Prospectus"). The Proxy Statement and Prospectus has been sent to Equity shareholders in connection with the solicitation of proxies by the Board of Trustees of Equity to be voted at the Special Meeting of shareholders of Equity to be held on December 16, 2003. This Statement of Additional Information incorporates by reference the Statement of Additional Information of Dividend Growth dated April 29, 2003 and the Statement of Additional Information of Equity dated July 30, 2003.



                 ADDITIONAL INFORMATION ABOUT DIVIDEND GROWTH


INVESTMENT OBJECTIVES AND POLICIES

     For additional information about Dividend Growth's investment objective and policies, see "Description of the Fund and Its Investments and Risks" in Dividend Growth's Statement of Additional Information.


MANAGEMENT

     For additional information about the Board of Directors, officers and management personnel of Dividend Growth, see "Management of the Fund" and "Investment Management and Other Services" in Dividend Growth's Statement of Additional Information.


INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information about Dividend Growth's investment manager, see "Investment Management and Other Services" in Dividend Growth's Statement of Additional Information. For additional information about Dividend Growth's independent auditors, see "Investment Management and Other Services" in Dividend Growth's Statement of Additional Information. For additional information about other services provided to Dividend Growth, see "Investment Management and Other Services" in Dividend Growth's Statement of Additional Information.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     For additional information about brokerage allocation practices, see "Brokerage Allocation and Other Practices" in Dividend Growth's Statement of Additional Information.


DESCRIPTION OF FUND SHARES

     For additional information about the voting rights and other characteristics of the shares of Dividend Growth, see "Capital Stock and Other Securities" in Dividend Growth's Statement of Additional Information.


PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about the purchase and redemption of Dividend Growth's shares and the determination of net asset value, see "Purchase, Redemption and Pricing of Shares" in Dividend Growth's Statement of Additional Information.


DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     For additional information about Dividend Growth's policies regarding dividends and distributions and tax matters affecting Dividend Growth and its shareholders, see "Taxation of the Fund and Shareholders" in Dividend Growth's Statement of Additional Information.

DISTRIBUTION OF SHARES

     For additional information about Dividend Growth's distributor and the distribution agreement between Dividend Growth and its distributor, see "Investment Management and Other Services" and "Underwriters" in Dividend Growth's Statement of Additional Information.


PERFORMANCE DATA

     For additional information about Dividend Growth's performance, see "Calculation of Performance Data" in Dividend Growth's Statement of Additional Information.


                      ADDITIONAL INFORMATION ABOUT EQUITY


INVESTMENT OBJECTIVES AND POLICIES

     For additional information about Equity's investment objective and policies, see "Description of the Fund and Its Investments and Risks" in Equity's Statement of Additional Information.


MANAGEMENT

     For additional information about the Board of Trustees, officers and management personnel of Equity, see "Management of the Fund" and "Investment Management and Other Services" in Equity's Statement of Additional Information.



INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information about Equity's investment manager, see "Investment Management and Other Services" in Equity's Statement of Additional Information. For additional information about Equity's independent auditors, see "Investment Management and Other Services" in Equity's Statement of Additional Information. For additional information about other services provided to Equity, see "Investment Management and Other Services" in Equity's Statement of Additional Information.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     For additional information about brokerage allocation practices, see "Brokerage Allocation and Other Practices" in Equity's Statement of Additional Information.


DESCRIPTION OF FUND SHARES

     For additional information about the voting rights and other characteristics of the shares of Equity, see "Capital Stock and Other Securities" in Equity's Statement of Additional Information.


PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about the purchase and redemption of Equity's shares and the determination of net asset value, see "Purchase, Redemption and Pricing of Shares" in Equity's Statement of Additional Information.


DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     For additional information about Equity's policies regarding dividends and distributions and tax matters affecting Equity and its shareholders, see "Taxation of the Fund and Shareholders" in Equity's Statement of Additional Information.


DISTRIBUTION OF SHARES

     For additional information about Equity's distributor and the distribution agreement between Equity and its distributor, see "Investment Management and Other Services" and "Underwriters" in Equity's Statement of Additional Information.

PERFORMANCE DATA


     For additional information about Equity's performance, see "Calculation of Performance Data" in Equity's Statement of Additional Information.


                             FINANCIAL STATEMENTS


     Dividend Growth's most recent audited financial statements are set forth in Dividend Growth's Annual Report for the fiscal year ended February 28, 2003. A copy of the Annual Report accompanies, and is incorporated by reference in, the Proxy Statement and Prospectus. Equity's most recent audited financial statements are set forth in Equity's Annual Report for the fiscal year ended May 31, 2003, which is incorporated by reference in the Proxy Statement and Prospectus.



     Pro forma financial statements are not required to be included herewith since Equity's assets are substantially smaller than those of Dividend Growth.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

YOUR PROXY VOTE IS IMPORTANT!

AND NOW YOU CAN VOTE YOUR PROXY ON THE PHONE OR THE INTERNET.

IT SAVES MONEY! TELEPHONE AND INTERNET VOTING SAVES POSTAGE COSTS. SAVINGS WHICH CAN HELP MINIMIZE FUND EXPENSES.

IT SAVES TIME! TELEPHONE AND INTERNET VOTING IS INSTANTANEOUS - 24 HOURS A DAY.

IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

1. READ YOUR PROXY STATEMENT AND HAVE IT AT HAND.

2. CALL TOLL-FREE 1-866-241-6192 OR GO TO WEBSITE: HTTPS://VOTE.PROXY-DIRECT.COM

3. ENTER YOUR 14 DIGIT CONTROL NUMBER FROM YOUR PROXY CARD.

4. FOLLOW THE RECORDED OR ON-SCREEN DIRECTIONS.

5. DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE BY PHONE OR INTERNET.


                  Please detach at perforation before mailing.



PROXY                      MORGAN STANLEY EQUITY FUND                      PROXY
     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 16, 2003
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES



The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Morgan Stanley Equity Fund to be held in Room 209, 2nd Floor, at 1221 Avenue of the Americas, New York, New York 10020, at 9:00 a.m., New York time, on December 16, 2003 and at any adjournment thereof, on the proposal set forth in the Notice of Special Meeting dated October 14, 2003.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.


                           VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-866-241-6192
                           -----------------------------------------------------
                           CONTROL NUMBER:   999 99999 999 999
                           -----------------------------------------------------

                           NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                           -----------------------------------------------------
                           Signature


                           -----------------------------------------------------
                           Signature (if held jointly)


                           -----------------------------------------------------
                           Date                                        13603_MEF


                            (Please see reverse side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT










                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY




                  Please detach at perforation before mailing.




TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

THE BOARD OF TRUSTEES OF MORGAN STANLEY EQUITY FUND RECOMMENDS YOU VOTE IN FAVOR OF THE REORGANIZATION.

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

1. To consider and vote upon an Agreement and Plan of Reorganization, dated July 31, 2003, between Morgan Stanley Equity Fund and Morgan Stanley Dividend Growth Securities Inc., pursuant to which substantially all of the assets of Morgan Stanley Equity Fund would be combined with those of Morgan Stanley Dividend Growth Securities Inc. and shareholders of Morgan Stanley Equity Fund would become shareholders of Morgan Stanley Dividend Growth Securities Inc. receiving shares of Morgan Stanley Dividend Growth Securities Inc. with a value equal to the value of their holdings in Morgan Stanley Equity Fund; and

                    FOR               AGAINST               ABSTAIN
                    [ ]                 [ ]                   [ ]


2.       To act upon such other matters as may properly come before the Meeting.





                                                                       13603_MEF


         WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.